Exhibit 10.1
Intercarrier Multi-Standard Roaming Agreement
by and among
Cingular Wireless LLC
and
Dobson Cellular Systems, Inc.
and
American Cellular Corporation
Dated as of August 12, 2005

List of Exhibits
List of Schedules

1. Definitions.	1
2. Termination of Existing Agreements.	7
3. Term of Agreement.	7
4. Development and Build Out.	7
5. Preferred Roaming.	10
6. Roaming Core Enabling Network Features.	11
7. Network Quality Metrics.	11
8. Inter-System Handovers.	12
9. Remedies.	13
10. Rates.	17
11. Competitive Parity.	17
12. Home on Home Roaming.	18
13. Geographic Information (Maps).	18
14. Mobile Virtual Network Operators.	18
15. Terms and Conditions of TDMA Roaming.	18
16. Terms and Conditions of GSM Roaming.	19
17. Addition of Markets or Affiliates.	19
18. Deletion of Markets or Affiliates.	19
19. Change of Control.	20
20. Guaranteed Access to Markets.	20
21. Settlement.	21
22. Taxes.	21
23. Audit Rights.	22
24. Points of Contact and Operations Council.	22
25. Dispute Resolution.	23
26. Suspension of Wireless Service.	25
27. Confidential Information.	26
28. Indemnification.	27
29. Notices.	27
30. Termination.	29
31. Rights of Parties Upon Termination.	29
32. Entire Agreement.	29
33. Use of Trademarks.	30
34. Limits of Liability.	30
35. No Partnership or Agency Relationship Created.	30
36. Compliance with Laws.	30
37. Paragraph Headings.	31
38. Original Counterparts.	31
39. Controlling Law.	31
40. Force Majeure.	31
41. Successors and Assigns.	32
42. Mapping of BIDs and BSCs.	32
43. Public Disclosures.	32
44. Board Approvals Required.	32

Exhibit 1 — TDMA Roaming Specifications	1
Exhibit 2 — Roaming Agreement for GSM	1
Exhibit 3 — Existing Roaming/Handover Agreements	1
Exhibit 4 — Roaming Core Enablement Network Feature List	1
Exhibit 5 — Current Build out Commitments	1
Exhibit 6 — List of Sites that Cingular has the Right to Build	1

Exhibit 7 — Network Performance Standards, Design Parameters and Quality Metrics	1
Exhibit 8 — Reserved	1
Exhibit 9 — Intersystem Handover Policies	1
Exhibit 10 — In-Process Inter-System Handovers	1
Exhibit 11 — List of Sites for Additional Inter-System Handovers	1
Exhibit 12 — Points of Contact for Operations Council	1

Schedule A.1 — Cingular Total Markets	1
Schedule A.2 — Dobson Total Markets	1
Schedule B — Dobson Affiliates	1
Schedule C.1 — ACC Article 4 Markets as of the Effective Date of the Agreement	1
Schedule C.2 — DCS Article 4 Markets as of the Effective Date of the Agreement	1
Schedule D.1 — Measured Market Map	1
Schedule D.2 — Cingular Measured Markets	1
Schedule E — Rates	1
Schedule F.1 — Cingular Pre-Existing Preference Obligations	1
Schedule F.2 — Dobson Pre-Existing Preference Obligations	1
Schedule G — Designated Entities	1
Schedule H.1 — BIDs and BSCs Associated with ACC Markets	1
Schedule H.2 — BIDs and BSCs Associated with DCS Markets	1
Schedule H.3 — BSCs Associated with Cingular Measured Markets	1

ii

Intercarrier Multi-Standard Roaming Agreement
     THIS AGREEMENT is entered into as of the end of the Effective Date by Cingular Wireless LLC, a limited liability company organized under the laws of Delaware (“Cingular”); and by Dobson Cellular Systems, Inc., an Oklahoma corporation (“DCS”) and American Cellular Corporation, a Delaware corporation (“ACC”) (individually and collectively ACC and DCS are referred to as “Dobson”). Cingular on one hand and Dobson on the other hand will herein collectively be referred to as the “Parties” or individually as a “Party.”
Recitals
     WHEREAS, each of the Parties either is, or controls, a licensee or permittee of the Federal Communications Commission (“FCC”) to offer Cellular Radiotelephone Service (“CRS”) or Personal Communications Service (“PCS”), under FCC regulations at 47 CFR Part 22 or Part 24, respectively;
     WHEREAS, the Parties desire to make arrangements to facilitate the provision of wireless roaming services (i) by Cingular and Cingular Affiliates to customers of Dobson or Dobson Affiliates who desire to use Cingular and Cingular Affiliate systems and (ii) by Dobson and Dobson Affiliates to customers of Cingular or Cingular Affiliates who desire to use Dobson and Dobson Affiliate systems, all in accordance with the TDMA Roaming Specifications, attached hereto as Exhibit 1, and the Roaming Agreement for GSM (AA.12/13), attached hereto as Exhibit 2; and
     WHEREAS, the Parties wish to terminate those certain roaming agreements listed on Exhibit 3 hereto and any associated inter-system handover agreements, as each may have been amended, including the Previous Roaming Agreements and any other roaming agreements and any associated inter-system handover agreements between the Parties and/or their Affiliates (the “Existing Roaming/Handover Agreements”), and to define the wholesale service rates to be charged by each other for the provision of roaming service to the other’s customers;
     NOW, THEREFORE, in consideration of the promises herein set forth and intending to be legally bound hereby, the Parties do hereby agree as follows:
1. Definitions.
     Capitalized terms used herein shall have the meaning set forth below or in the body of the Agreement.
“AAA Rules” shall have the meaning given in Section 25.
“ACC Agreement” shall mean that GSM Operating Agreement between NCWS and ACC dated July 11, 2003, as amended by the Addendum.
“ACC Article 4 Market” shall mean any Market that is subject to Article 4 of the ACC Agreement, collectively the “ACC Article 4 Markets” As of the Effective Date the Markets that are ACC Article 4 Markets are listed as Schedule C.1.
“ACC” shall have the meaning given in the preamble.
“Addendum” shall mean that Addendum to GSM Operating Agreements among NCWS, and Dobson of even date with the Effective Date.
“Adjusted Data Rates” *
* Confidential information has been omitted and filed separately with the SEC.

“Adjusted Rates” shall mean the Adjusted Voice Rates and Adjusted Data Rates, cumulatively.
“Adjusted Voice Rates” shall for each year during the Term, equal $* per minute of use for standard domestic airtime and $* per minute of use for domestic toll.
“Affiliate” means any entity that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with another entity. A Party’s Affiliates also include any entities that control, are controlled by, or are under common control with, any other Affiliate of that Party. For purposes of this Agreement, control shall be defined as (i) fifty percent (50%) or more ownership or beneficial interest of income and capital of such entity; or (ii) ownership of at least fifty percent (50%) of the voting power of voting equity; or (iii) sole or shared management by a partner of the entity; or (iv) regardless of the percentage ownership interest held, the ability to otherwise direct management policies of such entity by contract or otherwise. Except as expressly provided otherwise in this Agreement, a Party’s Affiliates shall not include any entity that is not a provider of Wireless Services. Notwithstanding anything herein to the contrary, Cingular’s Affiliates shall not include a Designated Entity unless a Designated Entity independently determines that it wishes to be considered an Affiliate under this Agreement as provided in Section 17(b). Notwithstanding anything herein to the contrary, Dobson’s Affiliates shall be only those that are listed on Schedule B hereto, as such Schedule B may be amended from time to time as set forth in Sections 17 and 18.
“Agreement” means this Intercarrier Multi-Standard Roaming Agreement, including all exhibits and schedules attached hereto.
“Annual Capital Review Process” means the series of meeting(s) between the Parties held over a sixty (60) day period during September and October of each calendar year, or as otherwise agreed by the Parties, for the Parties to establish modifications to the Build Out Requirements, Roaming Core Enablement Network Features List, Inter-System Handovers and Design and Build Standards and Quality Metrics for the next calendar year, for Cingular to present an Option Notice and for the Parties to discuss and evaluate broader strategic considerations.
“Article 4 Markets” shall mean the ACC Article 4 Markets and the DCS Article 4 Markets.
“Authorized Roamer” means a Roamer associated with equipment identified by a Home Carrier as qualified to receive Wireless Services from a Serving Carrier.
“BID” means a billing identification area that covers one or more Markets, or parts of one or more Markets.
“BSC” shall have the meaning given in Section 7(b).
“BTA” means a basic trading area.
“Build Out Requirements” shall mean the requirements set forth in Section 6 and Section 7.
“Build Out Territory” shall have the meaning given in Section 4(b)(i).
“Build Out Time Period” shall have the meaning given in Section 4(b)(i).
“Business Day” means any day other than a Saturday, Sunday or a United States holiday observed by national banks.
* Confidential information has been omitted and filed separately with the SEC.

“Change of Control Event” with respect to any of DCC, DCS or ACC means (i) any circumstance, event or transaction following which a Competing Carrier, alone or as part of a group (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, and the regulations thereunder (the “Exchange Act”)), is the “beneficial owner” (as such term is used in Rules 13D-3, 13D-5 or 16A-1 under the Exchange Act) of more than 50% of the voting power of the Voting Securities of any of DCC, DCS or ACC, respectively (on a fully diluted basis, treating Equity Interests issuable upon conversion, exchange or exercise of convertible or exchangeable securities, or other rights to acquire Equity Interests, as issued and outstanding) or otherwise has the power, acting alone, to control any of DCC, DCS or ACC, respectively; or (ii) the sale of all or substantially all of the stock, business or assets (including through a merger or otherwise) of any of DCC, DCS or ACC, respectively to a Competing Carrier.
“Cingular Permitted Activities” shall have the meaning given in Section 9(a).
“Cingular Preferred-Markets” shall mean those Markets of Cingular designated on Schedule A.2 as subject to preference.
“Cingular” shall have the meaning given in the preamble.
“Cingular Market” shall mean any Market of Cingular listed on Schedule A.1.
“Competing Carrier” means * and any successors and assigns, as well as any other company of a similar size that emerges as a wireless carrier as a result of industry consolidation or other business combinations.
“Competitive Services” shall have the meaning given in each of the GSM Operating Agreements.
“Competitive Systems” shall have the meaning given in each of the GSM Operating Agreements.
“CRS” shall have the meaning given in the preamble.
“Cure Period” shall have the meaning given in Section 9(d).
“Current Build Out Commitment” shall have the meaning given in Section 4(a).
“DCC” shall mean Dobson Communications Corporation.
“DCS” shall have the meaning given in the preamble.
“DCS Agreement” shall mean that GSM Operating Agreement between NCWS and DCS dated July 11, 2003, as amended by the Addendum.
“DCS Article 4 Market” shall mean any Market subject to Article 4 of the DCS Agreement, collectively the “DCS Article 4 Markets.” As of the Effective Date, the Markets that are DCS Article 4 Markets are listed on Schedule C.2.
“Design and Build Standards” shall mean those design and build standards contained in Exhibit 7.
“Designated Entity” shall mean those entities set forth on Schedule G.
“Dobson” has the meaning given in the preamble.
“Dobson Market” means any Market of Dobson on Schedule A.2.
* Confidential information has been omitted and filed separately with the SEC.

“Dobson Preferred-Markets” shall mean those Markets of Dobson designated on Schedule A.1 as subject to preference.
“EDGE” shall mean Enhanced Data for GSM Evolution, a GSM wireless communications technology that provides 3G like services using GSM 2.5G technology and defined by the relevant ETSI or 3GPP standards.
“Effective Date” shall mean the date that all of the following have occurred: (i) this Agreement, having previously executed by all Parties, is approved by (A) Cingular’s Board of Directors; (B) ACCs Board of Directors and (C) DCS’s Board of Directors; (ii) the Addendum has been approved in accordance with its terms; and (iii) the Release has been approved in accordance with its terms; provided however, if all such approvals have not been obtained on or before August 31, 2005, this Agreement shall not become effective and shall be null and void in all respects.
“Effective Rates” shall have the meaning given in Section 11.
“Equity Interests” means capital stock, partnership interests, limited liability company interests or other ownership or beneficial interests of any Person.
“Existing Roaming/Handover Agreements” has the meaning given in the third “Whereas” clause.
“Extended Cure Period” shall have the meaning given in Section 9(d).
“FCC” shall have the meaning given in the preamble.
“Feature Specific Cure Period” shall have the meaning given in Section 6(b).
“Final Option Notice” shall have the meaning given in Section 4(b)(i).
“Force Majeure” shall have the meaning given in Section 40.
“GPRS” means General Packet Radio Service.
“GPRS/EDGE Service” means non-voice digital data communication services through either the GPRS or EDGE protocols.
“GSM” means the Global System for Mobile Communications.
“GSMNA” means the North American Regional Interest Group of the GSM Association.
“GSM Operating Agreements” shall mean the ACC Agreement and the DCS Agreement, collectively.
“GSM Technology” means GSM and GPRS/EDGE.
“GSM Wireless Services” shall mean the services for GSM roaming in GSM Association Permanent Reference Document AA.14 for each Party as may be amended from time to time including GPRS/EDGE Service, but excluding services using 3G technology, and may include circuit switched based services specified as GSM CS in GSM Association Permanent Reference Document AA.14, Annex I.2.1; and/or packet switched based services specified as GPRS in GSM Association Permanent Reference Document AA.14, Annex I.2.2. For purposes of this definition, GSM roaming shall mean providing GSM digital transmission communications between a Public Mobile Network Operator (PMN) and internetworking with external networks for a service subscriber outside its HPMN.

“Home Carrier” means a Party (including an Affiliate of a Party) that provides Wireless Service to its registered customers in its Total Market.
“HPMN” means home public mobile network.
“Initial Option Notice” shall have the meaning given in Section 4(b).
“Inter-System Handover” means the successful transfer of a customer’s signal without dropping from one GSM network to another while allowing the customer to continue to access all then current Roaming Core Enablement Network Features before, during and after the transfer.
“Local Market Contacts” shall have the meaning given in Section 24.
“Market” shall mean an RSA, MSA or BTA, as applicable.
“Measured Market” shall mean, in the case of Cingular, those Cingular Markets which are indicated in the red area on the Measured Market Map so long as the Cingular Markets in the red area overlap or are adjacent to a Dobson Market, and which will be set out on Schedule D.1 as provided by Section 7(a); and in the case of Dobson, each Dobson Market.
“Measured Market Map” shall mean the map described at Schedule D.1.
“Movant” shall have the meaning given in Section 25.
“MSA” shall mean a metropolitan service area.
“MVNO” shall have the meaning given in Section 14.
“NCWS” shall mean New Cingular Wireless Services, Inc. (f/k/a AT&T Wireless Services, Inc.).
“Network” of a Party shall mean the totality of all infrastructure and technology used by a Party and its Affiliates to provide Wireless Services in such Party’s Total Market.
“New Cure Period” shall have the meaning given in Section 9(d).
“New Missed Metric” shall have the meaning given in Section 9(d).
“New Test Period” shall have the meaning given in Section 9(d).
“Non-Complying Party” shall have the meaning given in Section 9(d).
“Operations Council” shall have the meaning given in Section 24.
“Option Commitment” shall have the meaning given in Section 4(b)(i).
“Option Notice” shall mean the Initial Option Notice or the Final Option Notice, as applicable.
“Party” and “Parties” shall have the meanings given in the preamble.
“PCS” shall have the meaning given in the preamble.
“Person” means an individual, corporation, limited liability company, partnership, trust, association, joint venture, unincorporated organization or entity of any kind or nature, or a governmental entity or authority.

“Preferred Roaming Provider” means that the Serving Carrier is the preferred provider of Wireless Service to Authorized Roamers in a Preferred Market over any other carrier offering Wireless Services in such Preferred Market (other than the Home Carrier) while such Authorized Roamers are in a Serving Carrier’s Preferred-Market(s).
“Preferred-Markets” shall mean the Cingular Preferred-Markets and the Dobson Preferred-Markets.
“Previous Roaming Agreements” shall mean the Roaming Agreement for GSM/GPRS between NCWS and DCS dated July 11, 2003, the Roaming Agreement for GSM/GPRS between NCWS and ACC dated July 11, 2003, the Second Amended and Restated TDMA Operating Agreement between NCWS and ACC Acquisition LLC and ACC, dated July 11, 2003 and TDMA Operating Agreement Between NCWS and DCS, dated January 16, 1998, each as may be amended by various addenda.
“Primary Contact” shall have the meaning given in Section 24.
“Quality Metrics” shall mean those quality metrics listed in Exhibit 7.
“Quality Metrics Start Date” shall have the meaning given in Section 7(b).
“Release” shall mean the Confidential Settlement Agreement and Mutual Release dated as of the date hereof.
“Reseller” means an unrelated Third Party who (i) purchases Wireless Services from a Party to this Agreement or its Affiliates and resells such Wireless Services to the public using such Party’s (or its Affiliates’) Network, as such Network may be enlarged from time to time in accordance with the terms of this Agreement; (ii) establishes its own pricing for such Wireless Services; (iii) uses no infrastructure (other than infrastructure used to activate or de-activate subscribers) in connection with the provision of such Wireless Service other than the infrastructure of such Party; and (iv) generally provides its own customer service and billing.
“Respondent” shall have the meaning given in Section 25.
“Roamer” means a customer of a Home Carrier who seeks Wireless Service from a Serving Carrier.
“Roaming Core Enablement Network Features List” shall mean that functionality set forth on Exhibit 4, as amended from time to time as provided by Section 6(b).
“RSA” shall mean a rural service area.
“Serving Carrier” means a Party (including an Affiliate of a Party) who provides Wireless Service to customers of the other Party in the Serving Carrier’s Total Market.
“Successfully Implement” or “Successfully Implemented” shall mean that (i) all of the requirements for an inter-system handover set out in Exhibit 9 have been met, (ii) the customer service experience is seamless, (iii) the customer successfully transfers from Cingular’s Network to Dobson’s Network and back to Cingular’s Network, and (iv) the customer can access all features of the then current Roaming Core Enablement Network Feature List, all as determined by Cingular.
*
* Confidential information has been omitted and filed separately with the SEC.

“TDMA Wireless Services” shall mean TDMA and analog based communications, including TDMA and analog voice services and TDMA data services.
“TDMA” means Time Division Multiple Access.
“Term” shall have the meaning given in Section 3.
“Test Period” shall have the meaning given in Section 9(d).
“Third Party” means a Person other than a Party or an Affiliate of a Party.
“Total Market” of a Party shall mean with respect to Cingular and its Affiliates, all those Markets listed on Schedule A.1, as updated from time to time in accordance with the terms hereof, and with respect to Dobson and its Affiliates, all those Markets listed on Schedule A.2, as updated from time to time in accordance with the terms hereof.
“Triggering Metrics” shall have the meaning given in Section 9(d).
“Voting Securities” means equity securities of a person having the right to vote generally in the election of the directors (or persons performing equivalent functions) of such person.
“Wireless Service(s)” means, collectively, GSM Wireless Services and TDMA Wireless Services.
2. Termination of Existing Agreements.
     (a) Termination.
          The Parties expressly terminate the Existing Roaming/Handover Agreements as of the Effective Date and all obligations thereunder except for claims for undisputed amounts due; and provided however, notwithstanding the termination of any prior handover agreements, the intersystem handovers established pursuant to such agreements and existing as of the Effective Date shall be maintained.
     (b) Rate Adjustment Credit.
          Notwithstanding the rates set out in the Previous Roaming Agreements, Cingular, on behalf of NCWS, and Dobson shall apply the rates for Wireless Services provided for in Section 10 retroactively to the services provided by NCWS, DCS and ACC under the Previous Roaming Agreements to roaming subscribers between April 9, 2005 and the Effective Date.
3. Term of Agreement.
          The term of this Agreement commences on the Effective Date and continues through the fourth anniversary of the Effective Date unless earlier terminated pursuant to Section 30 (the “Term”).
4. Development and Build Out.
     (a) Dobson’s Current Build Out Commitment.
          Dobson agrees to build the sites set forth in Exhibit 5 and deploy GSM Wireless Services from those sites no later than twelve (12) months after the Effective Date, all in accordance with the Build Out Requirements (the “Current Build Out Commitment”).

     (b) Dobson’s Build Out Option.
          For so long as the provisions of Article 4 of the ACC Agreement are in effect with respect to any ACC Article 4 Market or the provisions of Article 4 of the DCS Agreement are in effect with respect to any DCS Article 4 Market, the following provisions shall apply:
          (i) Process for the Option.
          (A) Except as provided in Subsection (ii) below, as part of each Annual Capital Review Process, Cingular shall provide a written notice (an “Initial Option Notice”) to Dobson that will set forth (I) one or more areas within any ACC Article 4 Market (or portion thereof) or any DCS Article 4 Market (or portion thereof) that is required to be built out (each area, a “Build Out Territory”) because Dobson does not provide GSM Wireless Services and Cingular intends to offer GSM Wireless Services in such Build Out Territory(ies) within the subsequent calendar year or such later deadline as may be specified, (II) reasonably detailed maps for such area(s), (III) an estimated number of sites required to be built in order to cover each Build Out Territory as required to meet the Design and Build Standards and the Build Out Requirements, and (IV) a time period for completion of the required build out (but no earlier than the end of the subsequent calendar year, or such later deadline as specified) (the “Build Out Time Period”). Cingular will use commercially reasonable efforts to respond to Dobson’s reasonable requests for additional or clarifying information, and Cingular may agree to amend the information contained in the Initial Option Notice based on such additional or clarifying information.
          (B) No later than five Business Days before the end of the Annual Capital Review Process, Cingular will provide Dobson with a final version of the Initial Option Notice, whether or not it may have been amended (the “Final Option Notice”). Except as provided in subsection (ii) below, Dobson shall have five (5) Business Days from its receipt of the Final Option Notice to make its commitment to Cingular in writing to construct all sites and deploy GSM Wireless Services pursuant to the Option Notice covering all, but not less than all, of each Build Out Territory it agrees to build out, which commitment shall be subject to the following: (x) Dobson shall complete construction of all sites contemplated for each such Build Out Territory, and shall deploy the GSM Wireless Services in each such Build Out Territory, prior to the expiration of the Build Out Time Period, and (y) such construction of the sites and the deployment of the GSM Wireless System shall be performed in compliance with the Build Out Requirements (for each Build Out Territory so accepted, the “Option Commitment”). For clarity purposes, the Parties agree that the total length of time between the date of the Initial Option Notice and the date of the Option Commitment shall not exceed sixty (60) days. Cingular shall not intentionally interfere with Dobson’s efforts to meet the Option Commitment. The Option Commitment may include any inter-system handovers mutually agreed to by the Parties.
          (ii) Lack of Eligibility for the Option.
          In the event:
               (A) Dobson fails to meet any of the Build Out Requirements (whether the same one or different ones) in any month in the same Dobson Market for at least three (3) times during the twelve (12) months prior to the month in which an Annual Capital Review Process begins;
               (B) Dobson has failed to timely complete the construction required by, and otherwise perform the requirements of, any prior Option Commitment, in any Dobson

Market covered, in whole or in part, by the Build Out Territory for such Option Commitment; or
               (C) pursuant to Section 9 below, Cingular has the right to conduct Cingular Permitted Activities in a Dobson Market;
then, with respect to such Dobson Market(s), (x) Cingular shall no longer be obligated to give Dobson any Option Notice, and (y) Dobson shall not be entitled to make any Option Commitment, and (z) Cingular shall have the right to build, maintain and operate sites without restriction; and to the extent any such Market is an Article 4 Market, Cingular may conduct Cingular Permitted Activities in such Market(s).
          (iii) Rescission of the Option.
          Even though Dobson is in default under this Agreement with respect to a Dobson Market, Dobson shall be entitled to an Initial Option Notice with respect to a Build Out Territory that is located in such Market if, at the time of such Initial Option Notice, such default is then subject to cure rights. In such event, if Dobson makes an Option Commitment with respect to such Option Notice, but after making such Option Commitment fails to cure such default within the required time period, then the Option Commitment made by Dobson shall be deemed null and void and the Option Notice to which such Option Commitment related shall be rescinded. Such event shall be treated as if Dobson was not entitled to such Option Notice and therefore, Cingular shall have the right to build, maintain and operate the sites in the affected Dobson Market without restriction, and if such Market is an Article 4 Market, Cingular may conduct Cingular Permitted Activities in such Market.
          (iv) Rights to Perform Option.
          Notwithstanding anything herein to the contrary, only ACC and its Affiliates (and no other entity) shall have the right to make or perform an Option Commitment in those areas that are included in the ACC Article 4 Markets, and only DCS and its Affiliates (and no other entity) shall have the right to make or perform an Option Commitment in areas that are included in the DCS Article 4 Markets; provided however, that ACC or DCS, as applicable, may use third party vendors and subcontractors in connection with the performance of an Option Commitment.
     (c) Cingular’s Permitted Build Out Rights in Article 4 Markets.
          Notwithstanding anything to the contrary herein or in any other agreement, Dobson acknowledges and agrees that with respect to Article 4 Markets, Cingular and its Affiliates, whether through themselves or Third Parties, shall have the right to build, maintain and operate sites:
(i) identified on Exhibit 6,
(ii) to address increased system capacity or interference needs, and
(iii) to satisfy any regulatory or other governmental requirements (e.g., E911 and other FCC/FAA mandates).
     (d) Cingular’s Conditional Build Out Rights in Article 4 Markets.
          In addition to the rights of Cingular under Section 4(b) or 4(c) above, Cingular, whether through itself or a Third Party, shall have the right to build, maintain and operate sites in Article 4 Markets as provided in Section 9(a), (b), (c), (d) and (e).

     (e) Individual Sites in Article 4 Markets.
          In special circumstances where the addition of a single site or a small number of additional sites is determined by Cingular to be needed in any Article 4 Market to improve the quality of the Wireless Services, Dobson will use commercially reasonable efforts to fund and construct such site or sites, outside Dobson’s annual capital review process or the process set forth in Section 4(b).
5. Preferred Roaming.
     (a) Self Preference.
          The Parties acknowledge and agree that, notwithstanding any provisions of this Section 5 to the contrary, each Party and its Affiliates shall have the unrestricted right at all times to prefer its own Network, and to cause the customers of such Party and its Affiliates to use the Wireless Services provided by such Party and its Affiliates.
     (b) Preference of Dobson.
          Subject to the terms and conditions set forth herein, Cingular and Cingular Affiliates shall cause Dobson and Dobson Affiliates to be the Preferred Roaming Providers for all Authorized Roamers of Cingular and Cingular Affiliates in the Dobson Preferred-Markets, except in (i) those Markets where Cingular or a Cingular Affiliate is a then current Home Carrier or (ii) those Markets where Cingular had contractual requirements as of January 1, 2002 that require Cingular to prefer an alternative carrier, which Markets are listed on Schedule F.1.
     (c) Preference of Cingular.
          Subject to the terms and conditions set forth herein, Dobson and Dobson Affiliates shall cause Cingular and Cingular Affiliates to be the Preferred Roaming Providers for all Authorized Roamers of Dobson and Dobson Affiliates in the Cingular Preferred-Markets, except in (i) those Markets where Dobson or a Dobson Affiliate is a then current Home Carrier or (ii) those Markets where Dobson had contractual requirements as of January 1, 2002 that require Dobson to prefer an alternative carrier, which Markets are listed on Schedule F.2.
     (d) Implementation of Preference; Reversion.
          Each Party will implement the preferences contemplated by Section 5(b) or (c), as applicable, using technical processes or methods commonly used in the industry and chosen by it in its sole discretion, and subject to any technical restrictions or technical limitations of its Network. In the event that a Party is no longer entitled to preference under Section 5(b) or 5(c), as applicable, in one or more Markets by virtue of any of the terms and conditions of this Agreement, then if requested the Party no longer entitled to preference will restrict access through performing network translations (LAC, BSC or MSC restrictions as they may be required) in such Markets.
     (e) Loss of Preference.
          Notwithstanding either Party’s rights under Section 5(b) or (c) of this Agreement, a Party’s Markets shall no longer be Preferred-Markets in the event of the circumstances set forth in and otherwise in accordance with Sections 9(b), (c) and (d) and Section 19.

6. Roaming Core Enabling Network Features.
     (a) Roaming Core Enabling Network Features.
          The Parties agree that the GSM Wireless Services offered by the Parties and their respective Affiliates in their respective Total Markets shall at all times meet the Roaming Core Enablement Network Feature List to support near seamless network experiences for each other’s Authorized Roamers.
     (b) Updates to the Roaming Core Enablement Network Feature List.
          During each Annual Capital Review Process each Party will share with the other Party any additional Roaming Core Enablement Network Feature List requirements for GSM Wireless Services such Party is deploying across its Total Market during the next calendar year or at such later time as it may specify. Each Party will use its good faith efforts to deploy the other Party’s additional network features during the next calendar year or by such later time as was specified, provided, however, the Parties will not be obligated to deploy a particular Roaming Core Enablement Network Feature requested by the other Party if the cost of deployment of such feature is greater than $* per switch, provided further however, that the Parties agree to deploy Camel III notwithstanding the forgoing dollar threshold. Notwithstanding anything to the contrary contained in this Section, (i) the Parties will consider issues related to vendors and subcontractors in determining and agreeing to the deadline for the deployment of any additional Roaming Core Enablement Network Feature and (ii) the Parties will consider a different cure period for post-deployment non compliance for any additional Roaming Enablement Network Feature, if necessary (the “Feature Specific Cure Period”). Exhibit 4 shall be deemed amended, with such amendment to be effective as of the end of the next calendar year or such later time as established by the Parties, to include each additional Roaming Core Enablement Network Feature requested by a Party that does not exceed the deployment cost threshold specified in the previous sentence.
     (c) Industry Standards.
          The Parties will use good faith efforts to remain aligned with GSM industry and GSMNA technology standards, including TAP and TADIG requirements.
     (d) Termination of Prior Roaming Features.
          As between the Parties, the Roaming Core Enablement Network Feature List (as amended from time to time in accordance with the terms of this Agreement), together with any currently existing and deployed GSM roaming features in the Networks, contain all of the GSM roaming features binding on them and supersedes all prior GSM roaming feature requirements of any other prior agreements between them or their predecessors.
7. Network Quality Metrics.
     (a) Design and Build Standards.
          With respect to any and all sites built or to be built after the Effective Date, each Party will design and build such sites so that they will conform to the RF coverage requirements listed in Exhibit 7. The Parties acknowledge and agree that amendments to the Design and Build Standards may be required, which amendment(s) shall be made upon the mutual written agreement of the Parties (provided such standards will always be commercially reasonable and in line with the standards for similarly situated Cingular Markets). For clarity, unless the Parties
* Confidential information has been omitted and filed separately with the SEC.

amend the Design and Build Standards, the then current Design and Build Standards will continue in effect.
     (b) Quality Metrics.
          (i) Promptly following the Effective Date (A) Cingular will specify its Measured Markets on an RSA, MSA or BTA basis, based on the Measured Market Map and the Parties will amend Schedule D.2 to set forth such specification; and (B) each Party will prepare Schedules H.1, H.2 and H.3 within sixty (60) days after the Effective Date and otherwise in accordance with the guidelines set out at the illustrative Schedule H.1., and will attach Schedules H.1, H.2 and H.3 to this Agreement when prepared. Immediately thereafter, using the data from each base station controller in each of their respective Measured Markets, the Parties will measure compliance with the Quality Metrics. If the measurements of any base station controller of a Party are not in compliance with the Quality Metrics, such Party will report such non-compliance to the other Party and the Parties will work together to determine the cause of such non-compliance and consider ways to resolve such non-compliance issues. Although it is the intent of the Parties that Quality Metrics be measured using the data from each individual base station controller, in the case of such reported non-compliance, the Parties may consider whether the data from two or more adjacent base station controllers should be combined for purposes of future measurement, but only upon the consent of both Parties. Unless the Parties have agreed in writing by the sixtieth (60th) day after the Effective Date to combine the data from two or more adjacent base station controllers for purposes of future measurement, on the sixty-first (61st) day after the Effective Date (the “Quality Metrics Start Date”) the Quality Metrics for all Measured Markets will be measured on an individual base station controller basis. “BSC” shall mean an individual base station controller or, where mutually agreed as described above, the data combined from two or more adjacent base station controllers.
          (ii) Beginning on the Quality Metrics Start Date, and thereafter during the Term, each Party will ensure that the data from each BSC in their respective Measured Markets demonstrates that the portion of the Measured Market associated with the BSC is performing according to the Quality Metrics. The Parties acknowledge and agree that amendments to the Quality Metrics may be required, which Quality Metrics shall be amended upon mutual agreement of the Parties (provided such metrics will always be commercially reasonable and in line with the metrics for similarly situated Cingular Markets). For clarity, unless the Parties amend the Quality Metrics, the then current Quality Metrics will continue in effect.
     (c) Termination of Prior Network Quality Metrics.
          As between the Parties, Sections 7(a) and 7(b) contain all of the network quality metrics with respect to GSM Wireless Services binding on them, and supersede all prior network quality metrics with respect to GSM Wireless Services contained in the ACC Agreement, the DCS Agreement or any other prior agreements between them or their predecessors.
8. Inter-System Handovers.
     (a) In-Process Inter-System Handovers.
          The Parties and their respective Affiliates agree to use commercially reasonable efforts to Successfully Implement processes to complete the Inter-System Handovers listed on Exhibit 10 within ninety (90) days of the Effective Date; provided, however, that the processes for a particular Inter-System Handover may be delayed if the implementation effort would be better accomplished after Cingular or any Affiliate has completed its network integration within a given Market, as determined by Cingular in its sole discretion. Such delayed Inter-System Handover processes will be Successfully Implemented within ninety (90) days after Cingular completes its network integration.
     (b) Additional Inter-System Handovers.
          Notwithstanding anything to the contrary contained herein, the Parties agree to Successfully Implement Inter-System Handovers for all connecting sites listed on Exhibit 11, within ninety (90) days from the Effective Date.
     (c) Future Inter-System Handovers.
          During each Annual Capital Review Process, the Parties will identify appropriate additional Inter-System Handovers to improve each Party’s and their respective Affiliates’ customer experience when roaming. The Parties agree to Successfully Implement such additional Inter-System Handovers as quickly as commercially reasonable, but in no event no later than twelve (12) months after the end of such Annual Capital Review Process.
          In addition, as provided by Exhibit 9, the Parties from time to time will identify appropriate additional Inter-System Handovers to improve each Party’s and their respective Affiliates’ customer experience when roaming, and the Parties agree to Successfully Implement such additional Inter-System Handovers as provided by Exhibit 9.
     (d) Inter-System Handover Policies.
          The Parties will adhere to the policies listed in Exhibit 9 when implementing and maintaining any Inter-System Handover.
9. Remedies.
     (a) Remedy Related to Dobson’s Current Build Out Commitment.
          To the extent Dobson fails to satisfy the Current Build Out Commitment, Cingular or its Affiliates shall have the right, acting directly or indirectly, singly or in concert, or in concert with one or more Third Parties, to build, own, manage, use and operate such sites or systems and deploy and provide GSM Wireless Services (the “Cingular Permitted Activities”) in the areas intended to be covered by the sites listed on Exhibit 5.
     (b) Remedies Related to Dobson’s Build Out Option.
(i) In the event Dobson makes an Option Commitment, but fails to timely complete the construction required by, and otherwise perform any requirement of, such Option Commitment, the rates payable by Cingular in any BID associated with any Dobson Market that is covered, in whole or in part, by the Build Out Territory for such Option Commitment shall immediately decrease to the Adjusted Rates. Such Adjusted Rates shall remain in effect unless Dobson fully performs the Option Commitment within ninety (90) days of the deadline originally applicable to such Option Commitment, and in such case, immediately following such full performance, Cingular will no longer be entitled to such Adjusted Rates in the BIDs associated with such Dobson Markets.
(ii) In the event Dobson makes an Option Commitment, but fails to timely satisfy any voice related portion of the Build Out Requirements for any Option Commitment, the rates payable by Cingular for voice Wireless Services in any BID associated with any

Dobson Market that is covered, in whole or in part, by the Build Out Territory for such Option Commitment shall immediately decrease to the Adjusted Voice Rates. Such Adjusted Voice Rates shall remain in effect unless Dobson fully performs the Option Commitment within ninety (90) days of the deadline originally applicable to such Option Commitment, and in such case, immediately following such full performance, Cingular will no longer be entitled to such Adjusted Voice Rates in the BIDs associated with such Dobson Markets.
(iii) In the event that Dobson makes an Option Commitment, but fails to timely satisfy any data related portion of the Build Out Requirements for any Option Commitment, the rates payable by Cingular for data Wireless Services in any BID associated with any Dobson Market that is covered, in whole or in part, by the Build Out Territory for such Option Commitment shall immediately decrease to the Adjusted Data Rates. Such Adjusted Data Rates shall remain in effect unless Dobson fully performs the Option Commitment within ninety (90) days of the deadline originally applicable to such Option Commitment, and in such case, immediately following such full performance, Cingular will no longer be entitled to such Adjusted Data Rates in the BIDs associated with such Dobson Market.
(iv) Subject to subparagraph (v), in the event Dobson fails to timely perform such Option Commitment and does not fully perform such Option Commitment within ninety (90) days following the deadline originally applicable to such Option Commitment, then in addition to the remedies specified in Section 9(b)(i), (ii) or (iii), as applicable:
(A) Cingular may conduct Cingular Permitted Activities in any Dobson Market that is covered, in whole or in part, by the Build Out Territory for such Option Commitment; and
(B) all Dobson Markets that are covered, in whole or in part, by the Build Out Territory for such Option Commitment shall no longer be Dobson Preferred-Markets.
(v) The remedies set out at section 9(b)(iv)(A) and (B) shall not apply if the sole reason for Dobson’s failure to timely perform an Option Commitment is a failure to obtain zoning variances or permits, Dobson took all commercially reasonable actions to secure such zoning variances or permits and Cingular would have been unable to secure such zoning variances or permits itself using commercially reasonable efforts. The circumstances surrounding the failure to obtain zoning variances or permits will be referred to the Operations Council immediately upon such failure and the Parties will cooperate to resolve such zoning issues.
(vi) In the event Dobson does not make an Option Commitment with respect to any Build Out Territory —
(A) Cingular may conduct Cingular Permitted Activities in such Build Out Territory, and
(B) such Build Out Territory shall be excluded from any Dobson Preferred-Markets; and
if Cingular only partially completes construction of the sites, and the deployment of, GSM Wireless Services in such Build Out Territory within the applicable Build Out Time

Period, then, unless such failure is due solely to a failure to obtain zoning variances or permits, Cingular took all commercially reasonable actions to secure such zoning variances or permits, and Dobson would have been unable to secure such zoning variances or permits itself using commercially reasonable efforts, with respect to the construction that was completed in such Build Out Territory pursuant to such Option Notice, Dobson shall have the option to (A) acquire all (but not less than all) the site equipment at book value and (B) purchase all (but not less than all) the sites, or assume all (but not less than all) the leases for such sites, put in service by Cingular in connection with such partially completed construction, upon written notice to Cingular within thirty (30) days after the expiration of the applicable Build Out Time Period on commercially reasonable terms and conditions.
(c) Remedies Relating to Roaming Core Enablement Network Features.
(i) If at any time Cingular fails to timely deploy any feature of the then current Roaming Core Enablement Network Feature List in any Cingular Market, then such Cingular Market shall no longer be a Cingular Preferred-Market. If at any time after a timely deployment of the then current Roaming Core Enablement Network Feature List, Cingular fails to keep all such features continuously available in any Cingular Market (subject to a cure period of thirty (30) days for each such feature or the Feature Specific Cure Period (if applicable) to a feature) in each case, after Cingular becomes aware of such failure) then such Cingular Market shall no longer be a Cingular Preferred-Market.
(ii) If at any time (x) Dobson fails to timely deploy any feature of the then current Roaming Core Enablement Network Feature List in any Dobson Market or (y) at any time after a timely deployment of all features on the then current Roaming Core Enablement Network Feature List fails to keep all such features continuously available (subject to a cure period of thirty (30) days for each such feature or the Feature Specific Cure Period (if applicable to a feature)) in each case after Dobson becomes aware of such failure) then, at Cingular’s election, either:
(A) such Dobson Market shall no longer be a Dobson Preferred-Market and if such Dobson Market is an Article 4 Market, Cingular may conduct Cingular Permitted Activities in such Market(s); or
(B) where any such feature relates to voice Wireless Services the rates payable by Cingular for voice Wireless Services in each BID associated with such Dobson Market will immediately decrease to the Adjusted Voice Rates, and where any such feature relates to data Wireless Services the rate payable by Cingular for data Wireless Services in each BID associated with such Dobson Market will immediately decrease to the Adjusted Data Rates, and such Adjusted Rates (as may be applicable) will continue to apply to each such BID associated with such Dobson Market until Dobson deploys all features of the then current Roaming Core Enablement Network Feature List in such Dobson Market, (or in the case of a feature that was not kept continuously available after deployment, makes it available) at which time such Adjusted Rates shall no longer apply.
(iii) If Cingular elects the remedy provided by Section 9(c)(ii)(B) and Dobson does not deploy all features of the then current Roaming Core Enablement Network Feature List in such Dobson Market (or in the case of a feature that was deployed but was not kept continuously available, makes it available) within six (6) months after such election, then the remedies available to Cingular for such Dobson Market under Section 9(c)(ii)(A) and (B) both shall become cumulative and both shall apply; provided further, however, that if Dobson thereafter deploys (or again makes available, where applicable) all such features, although the remedies under Section 9(c)(ii)(A) shall continue to apply, the Adjusted Rates shall thereafter no longer apply.
(d) Remedies Related to Quality Metrics.
               (i) (A) After the Quality Metrics Start Date, and subject to subparagraph (ii) below, if either Party fails to meet for three consecutive months the same Quality Metric (the “Triggering Metric”) in the same BSC (the “Non-Complying Party”), and the other Party notifies the Non-Complying Party of such failure(s) by a written notice, the Non-Complying Party shall have sixty (60) days from the date of the notice (the “Cure Period”), to attain all Quality Metrics for such BSC in each of the two months immediately following the conclusion of the Cure Period (the “Test Period”).
               (B) If during any month during the Cure Period, the Non-Complying Party fails to meet any of the Quality Metrics in such BSC other than the Triggering Metric (whether one or more, the “New Missed Metrics”), the other Party may immediately give notice of such New Missed Metrics and the Non-Complying Party shall have sixty (60) days from the date of the notice (the “New Cure Period”) to cure all New Missed Metrics (other than a New Missed Metric that is subject to subparagraph (ii)) by attaining the standards applicable to such New Missed Metrics in such BSC in each of the two months following the New Cure Period (the “New Test Period”).
               (C) If the Non-Complying Party attains all Quality Metrics (other than the New Missed Metrics) in such BSC during each month of the Test Period and the Non-Complying Party attains the standards applicable to such New Missed Metrics during each month of the New Test Period, the other party shall not have any remedies relating to such failures. If the Non-Complying Party either (x) has not attained all Quality Metrics (other than such New Missed Metrics) in such BSC during each month of the Test Period or (y) fails to attain standards applicable to such New Missed Metrics during each month of the New Test Period, then (I) any Preferred-Markets of the Non-Complying Party associated with such BSC shall no longer be Preferred-Markets and (II) if Dobson is the Non-Complying Party, and any Dobson Market associated with such BSC is an Article 4 Market, Cingular may conduct Cingular Permitted Activities in such Dobson Market.
               (ii) (A) If the Non-Complying Party presents reasonable proof that the cure of the Triggering Metric or one or more of the New Missed Metrics will require (x) substantial new facilities construction or (y) the substantial involvement of a Third Party, non-affiliated vendor to configure and install significant new hardware, then the Non-Complying Party shall have six (6) months from the date of the notice related to such Triggering Metric or such New Missed Metric, as applicable (each, an “Extended Cure Period”), to attain all Quality Metrics with respect to the Triggering Metric or such New Missed Metrics, as applicable, in such BSC in the last thirty (30) days of the applicable Extended Cure Period.
               (B) If at any time during the Term, a Non-Complying Party fails to timely cure any Triggering Metric subject to an Extended Cure Period twice in any rolling 18 month period with respect to the same BSC, then (x) any Preferred-Markets of the Non-Complying Party associated with such BSC shall no longer be Preferred-Markets; and (y) if Dobson is the Non-Complying

Party and any Market associated with such BSC is an Article 4 Market, Cingular may conduct Cingular Permitted Activities in such Dobson Market.
     (e) Remedies Related to Inter-System Handover Processes.
          If any Inter-System Handover process which is to be implemented pursuant to Section 8(b) with respect to any site listed on Exhibit 11 has not been Successfully Implemented within the 90-day period from the Effective Date, then Cingular may conduct Cingular Permitted Activities in any area where such an Inter-System Process was not implemented.
     (f) No Violation of Article 4 of GSM Operating Agreements.
          The Parties acknowledge and agree that any and all Cingular Permitted Activities, including Cingular’s rights to retain, manage, operate and control any site, system or network built, maintained or operated by Cingular and Cingular’s ability to provide GSM Wireless Services using any such sites, systems or networks, as permitted by Section 9 or Section 4(c) shall not constitute Competitive Services, a Competitive System or a violation of Article 4 or any other provision of the GSM Operating Agreements.
10. Rates.
          Unless otherwise set forth in this Agreement, the Parties shall pay, or shall cause their Affiliates to pay, each other for the provision of roaming service to each other’s Authorized Roamers, the rates set forth on Schedule E.
11. Competitive Parity.
          Dobson agrees that throughout the Term the average yield for rates charged to Cingular and its Affiliates for GSM Wireless Services hereunder is equal to or lower than the Effective Rates for GSM Wireless Services charged by Dobson and its Affiliates to * as measured on a Market by Market basis. Dobson and its Affiliates further agree that if they agree to provide a lower Effective Rate for any GSM Wireless Services to * on a Market basis than is available to Cingular and its Affiliates hereunder they will, at the same time, provide such lower Effective Rate to Cingular and its Affiliates hereunder. For purposes of certification in accordance with this Section, evidence of the calculation of the Effective Rates shall be provided by Dobson to Cingular once each calendar year, containing the data with respect to total rates charged (as adjusted to take into account any incorrectly billed charges) and total minutes of use for each calendar month in such calendar year on a Market basis for Cingular. For purposes of determining compliance with this Section, the Effective Rates shall be determined at the end of each calendar year using monthly clearinghouse reports received during each calendar year and shall be calculated individually for each Market. Dobson shall audit its rates annually and provide written certification to Cingular within thirty (30) days after the close of the calendar year confirming that its Effective Rates offered to Cingular and its Affiliates complies with this Section. If Cingular in good faith questions Dobson’s certification, Cingular may, at its expense, engage independent auditors to verify Dobson’s Effective Rates charged by Dobson to * in a manner that protects the confidentiality of Dobson’s agreements with *. If Dobson determines or if the independent audit determines that Dobson or any Affiliate has extended more favorable Effective Rates in violation of the restriction described above, Dobson shall, within thirty (30) days of such determination, issue a credit equal to the difference in price, calculated in the aggregate for the entire period during which Cingular and its Affiliates paid Dobson the Effective Rates greater than more favorable
* Confidential information has been omitted and filed separately with the SEC.

rates given to *, between Cingular’s Effective Rate and the more favorable Effective Rate for *, and shall automatically grant Cingular and its Affiliates the benefits of such lower Effective Rates on a going forward basis unless Cingular and its Affiliates are entitled to lower rates as otherwise set forth in this Agreement. This Section shall not result in an increase in the Effective Rates payable by Cingular.
          Calculation of the Effective Rates will be performed, and Dobson’s compliance with this Section will be determined, separately for each of the following categories of services — data, voice (domestic air and domestic toll) and other services and on a Market by Market basis.
          As used herein, “Effective Rates” shall be calculated (a) for voice rates, by adding the total airtime revenue (adjusted for any incorrectly billed revenues) to the total toll revenue for a given Market for a given month divided by the associated billed minutes of use for the same respective Market for the same month, and (b) for data rates, by dividing the total data revenue (adjusted for any incorrectly billed revenues) for a given Market for a given month by the associated kbs for the same respective Market for the same month.
12. Home on Home Roaming.
          In the event that there is a significant negative impact on customer service associated with home on home roaming in a Market, then the Operations Council shall consider all solutions that may include Local Area Calling (LAC) restrictions to solve such problem. If the Operations Council representatives of both Dobson and Cingular mutually agree that a LAC restriction is warranted, then the Parties shall implement such LAC restriction in such Market; otherwise no LAC restrictions shall be imposed.
13. Geographic Information (Maps).
          Each Party shall provide to the other Party, upon request, but not more often than once a quarter, maps reflecting current GSM coverage at -95dBm, GPRS coverage, EDGE coverage, and planned coverage for the next ninety (90) days. A Party’s failure to provide current maps in accordance with this Section shall not be deemed a material breach of this Agreement. A Party may use such information (a) in its marketing materials, (b) in the education of its employees and customers as to where GSM Wireless Services may be available, (c) in furtherance of the activities of the Operations Council or (d) for any other purpose with the written consent of the other Party.
14. Mobile Virtual Network Operators.
          The Parties agree that neither Party may extend the terms of this Agreement to any MVNO without the other Party’s express prior written consent. For purposes of this Section, “MVNO” shall mean a mobile virtual network operator that provides the SIM utilizing the originating operator’s air interface, and uses the MVNO’s interconnection with the originating operator’s MSC, its own HLR, and conveyance and interconnection with other networks. The prohibition contained in this Section 14 shall not apply to a Reseller.
15. Terms and Conditions of TDMA Roaming.
          TDMA Wireless Services provided by Cingular, Dobson or their respective Affiliates to Authorized Roamers in their respective Total Markets will be governed by the terms and conditions set forth in this Agreement and all schedules and exhibits hereto, including Exhibit 1, other than Exhibit 2. After December 31, 2006, a Party may substantially reduce its TDMA
* Confidential information has been omitted and filed separately with the SEC.

Wireless Services coverage area in any given Market upon ninety (90) days prior written notice to the other Party.
16. Terms and Conditions of GSM Roaming.
          GSM Wireless Services provided by Cingular, Dobson or their respective Affiliates to Authorized Roamers in their respective Total Markets will be governed by the terms and conditions set forth in this Agreement and all schedules and exhibits hereto, including Exhibit 2, other than Exhibit 1.
17. Addition of Markets or Affiliates.
     (a) Markets.
          Additions of Markets to Schedule A (whether through an acquisition of assets or Equity Interests, a merger or any other form of transaction) by either Party to be covered by this Agreement shall only occur upon the mutual written agreement of the Parties.
     (b) Affiliates.
          If any Designated Entity notifies Cingular that it has determined, following the exercise of its own business judgment, that it wishes to be considered an Affiliate for the purposes of this Agreement, Cingular will notify Dobson and such Designated Entity shall be considered an Affiliate hereunder. Additions of Affiliates by either Party (whether through an acquisition of Equity Interests, a merger or any other form of transaction) to be covered by this Agreement shall only occur upon the mutual written agreement of the Parties. The addition of an Affiliate of Dobson shall be effected by the Parties entering into an amendment to Schedule B. The addition of an Affiliate to Cingular shall be effected by the Parties entering into a written agreement to such effect.
18. Deletion of Markets or Affiliates.
     (a) Markets.
          In the event (i) a Party sells or transfers a Market to a Third Party (including without limitation any entity that is not an Affiliate of such Party), or (ii) and entity that was an Affiliate of a Party is no longer an Affiliate of such Party and therefore any Market held by such entity are held by a non-Affiliate, then (A) the Parties shall enter into a transition services agreement with such Third Party or non-Affiliate, as the case may be, in form and substance reasonably acceptable to all parties thereto, to provide for the orderly transition of services related to each such Market to such Third Party or non-Affiliate, and which shall provide, among other things, for the rates charged hereunder with respect to each such Market to be continued, without being increased, (x) for a period of at least twelve (12) months in the case such Third Party or non-Affiliate is a non-GSM carrier, and (y) for a period of no greater than ninety (90) days in the case such Third Party or non-Affiliate is a GSM carrier; and (B) each such Market will be deleted from Schedule A.1 or A.2, as applicable, at the time of the consummation of such sale, transfer or change in status from Affiliate to a non-Affiliate. In the event of a final order by the FCC revoking or denying renewal of a Party’s or an Affiliate’s wireless license covering a Market, then such Market shall be deleted from Schedule A.1 or A.2, as applicable, and the Party that is the subject of such final order shall notify the other Party of such deletion.

     (b) Affiliates.
          Each Party agrees that in the event that an entity ceases to be an Affiliate of such Party, then such Party shall provide written notice of the cessation of affiliation to the other Party as soon as reasonably practicable. The former Affiliate shall be entitled to no benefits under this Agreement as of the effective date of the cessation of affiliation notwithstanding the fact that the Party previously affiliated with the former Affiliate and its Affiliates shall remain liable for any actions of such former Affiliate, and all charges incurred by such former Affiliate or its customers, under this Agreement.
19. Change of Control.
          Upon the occurrence of a Change of Control Event with respect to any of DCS, ACC or DCC respectively, Cingular’s obligations set forth in Section 4(b) and Section 5, as those obligations apply to DCS Article 4 Markets, the ACC Article 4 Markets or the Article 4 Markets, as applicable, shall terminate immediately. In the event that the Competing Carrier acquiring control upon such Change of Control Event is a GSM carrier, the rates as provided by Section 10 shall continue for six (6) months following the Change of Control during which time Cingular and the acquiring party shall renegotiate such rates, and in the event such rates are not renegotiated during such six (6) month period, Cingular shall have the right to terminate this Agreement upon written notice to the acquiring party. In the event that the Competing Carrier acquiring control upon such Change of Control Event is a non-GSM carrier, the Parties shall work together to ensure that the successor provider (whether a successor provider to DCC, DCS or ACC) has access to GSM roaming on the Cingular network at the rates set forth herein, and that such successor provider (whether a successor provider to DCC, DCS or ACC) also continues to provide Cingular with access to the GSM network in the Markets affected by the Change of Control Event for a period of at least twelve (12) months. In the event of a Change of Control Event with respect to any of DCS, ACC or DCC, respectively, the successor provider and Cingular shall be deemed bound by the terms of this Agreement (but which shall not include Section 2(b), Section 4(b) or Section 5) and shall include the rates provided in this Section 19 (depending on whether such successor provider is a GSM carrier or non-GSM carrier), and Dobson shall cause such successor provider to execute an agreement reflecting the terms set forth in this Section 19. Furthermore, upon a Change of Control Event which impacts one or more but not all of DCC, DCS or ACC, the Party that is not subject to such Change of Control Event shall continue to be bound by and enjoy the benefits of the terms of the Agreement (but which shall not include Section 4(b) or Section 5).
20. Guaranteed Access to Markets.
          A Serving Carrier shall be obligated to configure its Network to provide Authorized Roamers of the other Party and its Affiliates access to Wireless Services. The Serving Carrier shall not remove, or deactivate from service, such Authorized Roamers from its Network once placed in service except as specifically set forth in this Agreement or without the express written consent of the other Party. A Serving Carrier agrees to provide the Wireless Services that it offers to its own customers to the other Party’s and its Affiliates’ Authorized Roamers when in such Serving Carrier’s Total Market, all in accordance with the terms of this Agreement, including Section 6 and Section 7. Subject to Section 12 hereof, neither Party shall unilaterally restrict access by the other Party’s and its Affiliates’ Authorized Roamers to such Party’s Wireless Service in any of its Total Market. No Serving Carrier shall carry, in connection with its service to Authorized Roamers, recorded announcements or other similar inducements for an Authorized Roamer to discontinue the Wireless Service of the Home Carrier or otherwise interfere with the Authorized Roamer’s use of the Home Carrier’s system. Nothing in this Section 20 shall prevent either Party from exercising its rights under Section 26 of this Agreement.
21. Settlement.
     (a) Industry Settlement Procedures.
          Each Party agrees to follow customary industry settlement procedures adopted by it, to be participants in industry accepted financial clearinghouses, and to make payments to each other pursuant to industry net settlement procedures, and to the extent there are any inconsistencies between such procedures and this Agreement, this Agreement shall be controlling. Notwithstanding anything herein or in any net settlement regulations or agreements to the contrary, each Party shall have the right to reduce the amounts it (or its Affiliates) owes to the other Party by setting off any amounts owed to it by the other Party (or its Affiliates). The Parties agree to exchange their bank account information on a separate document to be updated with any changes, from time to time, by each Party, with no less than thirty (30) days prior written notice.
     (b) Overcharges.
          The Serving Carrier will refund charges in excess of the agreed upon rates as set forth under Section 10 for TDMA rates to the Home Carrier through the net settlement process, but in any event no later than thirty (30) days following notification of overcharges by the Home Carrier. Invoices outstanding for more than six (6) months may be sent to arbitration (as set forth in Section 25 below) by the Home Carrier for resolution. As the Parties are net settlement participants, repayment of amounts incorrectly overcharged for GSM Wireless Services will occur through the net settlement process. Each Party has ninety (90) days from the end date of the applicable settlement period to invoice amounts payable by the other Party for overcharges, after which overcharges will be deemed non-recoverable.
     (c) Undercharges.
          Undercharges of rates on the part of the Serving Carrier resulting from Wireless Services provided after October 1, 2005, will not be reimbursed under any circumstances.
22. Taxes.
          The Home Carrier shall be responsible for billing its customers for and remitting to the applicable governmental entity in the Home Carrier’s Markets all applicable taxes, charges and fees, including federal excise taxes, that may be incurred in connection with Wireless Services provided in the Home Carrier’s Markets to its customers. The Serving Carrier shall be responsible for the computation and remittance of all applicable taxes, charges and fees, including federal excise taxes, incurred with respect to Authorized Roamers use of Wireless Services in the Serving Carrier’s Markets. The Home Carrier shall be liable to the Serving Carrier for all applicable taxes, charges and fees, including federal excise taxes, submitted by the Serving Carrier with respect to Authorized Roamers, regardless of whether these amounts are paid to the Home Carrier. If the Home Carrier and the Serving Carrier are U.S. domestic carriers, notwithstanding the prior two sentences, for taxes, charges and fees covered by the sourcing rules of the Mobile Telecommunications Sourcing Act the Home Carrier shall be responsible for the computation and remittance of such taxes, charges and fees and shall have no liability to the

Serving Carrier for such taxes, charges and fees. The Home Carrier shall not be liable to the Serving Carrier for local, state or federal universal service fund, infrastructure fund or similar assessments imposed in the Serving Carrier’s Markets. The Parties acknowledge and agree that the Party that bears the economic burden of any tax, charge or fee shall have the sole right to dispute the application and amount of such tax, charge or fee and the Parties further agree to cooperate to the extent reasonably required to assist any Party in any such dispute, including but not limited to, the assignment of any rights to a refund.
23. Audit Rights.
          Each Party reserves the right to audit, at the requesting Party’s sole expense, the compliance by the other Party and its Affiliates with this Agreement, including compliance with the billing, Network Quality Metrics, and Roaming Core Enablement Network Features requirements under this Agreement, and the other Party agrees (and agrees to cause its Affiliates to agree) to use commercially reasonable efforts comply with such audit requests. Such audit may be conducted by the requesting Party or an independent Third Party representative. Except as provided to the contrary in Section 11, neither Party may request an audit more often than four (4) times each calendar year. The audited Party agrees to provide the requesting Party with requested information reasonably necessary to determine compliance with this Agreement. The audited Party will provide the information to the requesting Party within fifteen (15) days of receiving the audit request. Audits shall be at the expense of the audited Party, to the extent that Party or any of its Affiliates is determined to be non-compliant with any material terms of this Agreement.
24. Points of Contact and Operations Council.
          Each Party agrees to have a single point of contact designated in its organization at all times to oversee the coordination of Network Quality Metrics, Roaming Core Enablement Network Features and all other operational and financial issues relating to compliance with this Agreement (the “Primary Contact”). The Primary Contacts for each Party as of the Effective Date are listed on Exhibit 12. The Primary Contact of a Party can be changed by such Party at any time upon notice to the other Party. The Primary Contact shall designate local Market contact points (the “Local Market Contacts”) to discuss and coordinate local Market network and customer service issues. The Local Market Contacts shall coordinate regarding Intersystem Handoffs, and shall review individual network Market performance, and discuss and implement methods for improving the customer service experience. The Local Market Contacts for each Party as of the Effective Date are listed on Exhibit 12.
          The parties will establish an operations council, which shall consist of the Primary Contacts and the Local Market Contacts or other representatives of a Party designated by the Primary Contact of such Party (the “Operations Council”). The Operations Council will meet at least once a quarter, and will manage and monitor issues with respect to the Build Out Commitment, any Option Commitment, Network Quality Metrics, Roaming Core Enablement Network Features or any other operational issues relating to this Agreement (including any suspensions of service pursuant to Section 26 or otherwise). Each Party shall provide timely reports to each other regarding the foregoing matters. Local Market Contacts may meet with each other as needed to discuss issues that arise in the applicable local Markets. All information provided by either Party to the Operations Council shall be used solely for the purposes contemplated by this Agreement, and shall only be made available to those individuals who have a need to know such information. Cingular will share information concerning matters covered under Section 4(c) with the Operations Council.
     On no less than an annual basis the Vice President of Cingular Roaming Organization and an executive representative of Cingular’s Network organization will meet with the executive of Dobson then responsible for Dobson’s roaming operations and Dobson’s Chief Technical Officer to hold the Annual Capital Review Process and to discuss/evaluate broader strategic considerations between the Parties and to discuss and agree to any modifications to the Roaming Core Enablement Network Feature List or Network Quality Metrics.
25. Dispute Resolution.
     (a) Escalation Procedure.
          Disputes relating to billing or settlement of roaming charges under this Agreement shall be settled in the first instance through the industry net settlement procedures as adopted by each Party, subject to the terms hereof. Any inconsistencies between such procedures that result in a dispute, or any other such disputes that cannot be promptly resolved by industry net settlement procedures, and all other disputes between the Parties, are first to be discussed for a potential mutually acceptable resolution by the Primary Contacts. In connection with any dispute, each Party will cooperate in good faith to provide the other Party with documents and other information relevant to the matter in dispute and reasonably requested by such Party. To the extent they are unable to resolve the dispute on mutually acceptable terms within twenty (20) Business Days from the date either Party first notifies the other Party’s Primary Contact in writing of a dispute, the dispute will then automatically be escalated for potential resolution on mutually acceptable terms to the Vice President of Roaming Services at Cingular and the executive of Dobson then responsible for Dobson’s roaming operations. If the Parties still cannot reach a mutually acceptable resolution of the dispute within twenty (20) Business Days from such automatic escalation to the Vice President of Roaming Services at Cingular and the executive of Dobson then responsible for Dobson’s roaming operations, either Party may then invoke the dispute resolution provisions pursuant to Section 25(b) of this Agreement to resolve the dispute.
     (b) Arbitration.
          Disputes between the Parties not resolved pursuant to Section 25(a) shall be resolved by binding arbitration in accordance with the Expedited Procedures of the Commercial Arbitration Rules of the American Arbitration Association (the “AAA Rules”).
          (i) Procedures.
          For disputes submitted to binding arbitration, arbitration shall be initiated by either Party giving written notice to the other Party of intention to arbitrate, which notice shall contain a statement setting forth the nature of the dispute, the names and addresses of all other parties, the amount involved, if any, the remedy sought, and the hearing locale requested. The arbitration shall be heard by a panel of three arbitrators. Each Party shall select one arbitrator within fifteen (15) days of receiving such notice of arbitration and the two arbitrators shall select the Third Party arbitrator within ten (10) days after the selection of the two (2) arbitrators. The hearings shall be held at a mutually agreed upon location within the United States, unless otherwise agreed by both Parties, at which the Parties may present evidence (including, without limitation, witnesses and documentation) and argument in support of their respective positions. If the

Parties cannot agree upon an arbitration location, the arbitration shall be conducted in New York, New York. All hearings shall be conducted in English, unless otherwise agreed by both Parties. The arbitration hearing shall be held and concluded within sixty (60) days following selection of the last arbitrator. The arbitrators shall have the power and authority, consistent with applicable law, to compel attendance of witnesses and production of documents at hearing. Except where contrary to the provisions set forth in the Agreement, the AAA Rules shall be applied to all matters of procedure; provided, however, that the arbitration shall not be conducted under the auspices of the AAA and the fee schedule of the AAA shall not apply.
          (ii) No Discovery.
          The Party initiating arbitration (the “Movant”) will provide to the other Party (the “Respondent”) a list of witnesses it expects in good faith to testify at the hearing and a copy of all documents that it expects to present at the hearing within fifteen (15) days after the notice of arbitration, and the Respondent will provide to the Movant a list of witnesses it expects in good faith to testify at the hearing and a copy of all documents that it expects to present at the hearing within fifteen (15) days after the date such list and copies are provided by Movant. The arbitrators may order a Party to comply with a request for documents or other information wrongfully withheld during the escalation procedures described at Section 25(a), but, there shall be no other pre-hearing discovery between the Parties (including, without limitation, requests for documents and/or information or depositions) and the arbitrators shall have no power or authority to order such pre-hearing discovery between the Parties.
          (iii) Limits on Arbitration.
          A. The arbitrators shall have no power or authority to relieve the Parties from their agreement hereunder to arbitrate. The arbitrators shall be limited to interpreting the applicable provisions of this Agreement, and the facts presented to them, and shall have no authority or power to alter, amend, modify, revoke or suspend any condition or provision of this Agreement; or to create, draft or form a new agreement between the Parties; or to render an award which, by its terms, has the effect of altering or modifying any condition or provision hereof; or to terminate this Agreement or any other agreement between the Parties.
          B. Notwithstanding anything herein to the contrary, to the extent the arbitrators consider the performance of the Parties pursuant to Sections 4(a), 4(b), 6(a), 6(b), 7 and/or 8 of this Agreement, the arbitrators shall be strictly limited to determining whether a breach of any such Section(s) occurred, and in the event the arbitrators determine that there is such a breach, the Parties shall have all remedies available under this Agreement for such breach.
          (iv) Expenses of Arbitration.
          Said Parties will each bear their own expenses of the arbitration (including, without limitation, attorneys’ and witness fees) and will share equally the expenses of the arbitrators.
          (v) Arbitrators’ Award.
          The arbitrators shall make an award which may include an award of damages, and said award shall be in writing setting forth the facts to support their conclusions and decision. The decision rendered by the arbitrators will be final, conclusive, and binding upon the Parties, and any judgment thereon may be entered and enforced in any court of competent jurisdiction.

          (vi) Continuation of Service Pending Arbitration.
          The Parties will continue to provide all services and honor all other commitments under this Agreement, including, without limitation, making payments in accordance with this Agreement during the course of resolution of disputes and arbitration pursuant to this Agreement, and may not terminate or suspend Wireless Services based on the matter subject to dispute resolution or arbitration until the matter has been determined pursuant to this Section 25.
          (vii) Defense.
          Failure to comply with the arbitration requirements of this Section shall be a complete defense to any suit, action or proceeding instituted in any federal, state or local court with respect to any controversy or dispute relating to billing, remittance or settlement of charges under this Agreement.
26. Suspension of Wireless Service.
     (a) Suspension for Operational and Administrative Reasons.
          In the event of a system overload, system outage or other operational or technical issue making it impracticable to continue roaming on a Party’s system(s), such Party may suspend Wireless Services without prior notice. In the event such suspension of Wireless Services continues for more than twenty-four (24) hours, the Party suspending its Wireless Services shall promptly notify the other Party of such suspension. Any written notice of suspension shall be transmitted by email, facsimile or by overnight mail. The Parties shall work together to resolve as expeditiously as possible any difficulty that causes such suspension. At such time as a Party concludes that the problem causing the suspension of its Wireless Services has been resolved and the provision of Wireless Services resumes, such Party shall give the other Party email notice to this effect. If the problem giving rise to the suspension remains unresolved for thirty (30) days following suspension then neither Section 5(b) nor 5(c) will apply to the affected Markets; and if such suspension continues for sixty (60) days, then neither Article 4 of the ACC Agreement nor Article 4 of the DCS Agreements will not apply to the affected Markets.
     (b) Suspension of an Authorized Roamer.
          Either Party or their Affiliates may suspend service to customers (i) using equipment which is defective or illegal, (ii) suspected of fraudulent or unauthorized use, or (iii) when authentication of their subscription is not possible. Notwithstanding anything in the Agreement to the contrary, a Serving Carrier may suspend or terminate service to an individual Roamer (or class of Roamers) in accordance with its own terms and conditions of service, but only to the extent that it consistently suspends or terminates service for the same reason(s) with respect to similarly situated Roamers based upon equivalent terms and conditions of service.
     (c) Suspension in a Market Due to Excessive Fraud.
          A Home Carrier may immediately suspend Wireless Service to Authorized Roamers in Markets of the Serving Carrier’s Total Markets by written notice to the Serving Carrier where it believes fraud is excessive. The Serving Carrier shall effect such suspension within one (1) Business Day following receipt, when possible, but not later than two (2) Business Days following the notice becoming effective. After the expiration of the two (2) Business Days deadline, if an exchange/MBI is not removed, the liability for any fraud incurred will be the responsibility of the Serving Carrier. The Home Carrier shall provide written notice pursuant to the Agreement of all claims for fraudulent usage occurring after the two (2) days deadline. In consideration of the immediacy of the suspension upon notice of fraud, the Parties agree that, upon the reasonable request of the other Party, each shall present documentation of the alleged fraud to support the notice of suspension.
     (d) Mutual Protection.
          The Parties expressly agree that this Section 26 is intended to be used for the mutual protection of the Parties against fraud and not to selectively remove individual Markets from the operation of the Agreement for any other reason.
     (e) Rights of Parties Upon Suspension.
          The suspension of Wireless Service shall not affect the rights and liabilities of the Parties under this Agreement with respect to all Authorized Roamer charges incurred prior to the effective date of said suspension.
27. Confidential Information.
          All disclosure of information (whether in writing, visually or orally disclosed) under this Agreement, including the terms of this Agreement and the schedules and exhibits hereto, will be deemed to be confidential unless specifically designated as non-confidential or non-proprietary at the time of disclosure, or unless, by its nature, it is reasonably understood to be non-confidential or non-proprietary, whether or not designated as such at the time of its disclosure. The receiving Party can freely use, have used, or disclose to others non-confidential or non-proprietary information. Nothing contained in this Section shall be deemed to grant any license under any intellectual property right.
          Except as provided below in this Section, the receiving Party of such confidential information agrees to treat the same as strictly confidential and shall not divulge, directly or indirectly, to any other person, firm, corporation, association or entity confidential information so received, and shall not make use of or copy confidential information, except for the purpose of this Agreement. Such confidential information may be disclosed only to such of the employees, consultants and subcontractors of the receiving Party or its Affiliates who reasonably require access to such information in connection with the performance of this Agreement and who have written confidentiality obligations to the receiving Party consistent with the terms of this Section 27.
          Confidential information will not include, and neither Party will have any obligation of confidentiality with respect to, any portion of such information that:
i.	was known to the receiving Party prior to its receipt from the other Party (and was not or is not subject to any other obligation of confidentiality);

ii.	is now or which (through no act or failure on the part of the receiving Party or its Affiliates) becomes generally known;

iii.	is supplied to the receiving Party by a Third Party which the receiving Party in good faith believes is free to make such disclosure and without restriction on disclosure;

iv.	is disclosed by the disclosing Party to a Third Party generally, without restriction on disclosure;

v.	is independently developed by the receiving Party or its Affiliates without use of any confidential information provided by the disclosing Party.
          In addition, a Party may disclose any confidential information to the extent required by applicable law, rule or regulation or by order of a court or governmental agency or any securities exchange, in each case, as reasonably interpreted by such Party and its securities counsel; provided that prior to disclosure the Party shall use all reasonable efforts to notify the other Party of such pending disclosure and shall provide any reasonable assistance requested by the other Party to maintain the confidentiality of the information.
          The obligation of confidentiality as set forth in this Section 27 shall survive the termination or expiration of this Agreement for a period of one (1) year; provided, however, that information related to a Party’s network, including network metrics and reports, shall be deemed confidential with respect to such network information and the obligations of confidentiality shall survive termination or expiration of this Agreement indefinitely.
          Notwithstanding the provisions of Section 25 of this Agreement, the Parties agree that a Party will not have an adequate remedy at law in the event of a disclosure or threatened disclosure of confidential information in violation of this Section 27. Accordingly, in such event, in addition to any other remedies available at law or in equity, a Party shall be entitled to specific enforcement of this Section 27 and to other injunctive and equitable remedies against such breach without the posting of any bond.
28. Indemnification.
          Each Party hereby agrees to indemnify the other Party, its Affiliates, and any and all of their officers, directors, employees, agents, members, managers and/or affiliates, against, and hold them harmless from losses and expenses (including, but not limited to, reasonable attorney’s fees and disbursements) which may result from any claims, suits, proceedings or demands against an indemnified Party (a) asserted by a Third Party as a result of the indemnifying Party’s failure to provide Wireless Service (including all requirements of such Wireless Services contemplated by this Agreement) to such Third Party as required by the terms of this Agreement or (b) as a result of the indemnifying Party’s provision of Wireless Service to a Third Party that is not entitled to Wireless Services under the provisions of this Agreement.
          Each Party’s indemnification obligation under this Section 28 is subject to the following (i) a Party seeking indemnification hereunder will promptly notify the indemnifying Party, in writing, of the suit, claim or proceeding or a threat of suit, claim or proceeding; (ii) at the indemnifying Party’s reasonable request and expense, the indemnified Party will provide the indemnifying Party with reasonable assistance for the defense of the suit, claim or proceeding; and (iii) the indemnified Party will allow the indemnifying Party sole control of the defense of any claim and all negotiations for settlement or compromise, provided that the indemnified Party will have the right, at its own expense, to employ separate counsel and participate in the defense thereof, and provided further that the indemnifying Party may not enter into any settlement agreement which would in any manner whatsoever affect the right of, or bind the indemnified Party in any manner to such Third Party, without the indemnified Party’s prior written consent.
29. Notices.
          All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given or made (i) upon delivery if delivered personally (by courier service or otherwise) or (ii) upon confirmation of dispatch if sent by facsimile transmission (which confirmation shall be sufficient if shown on the journal produced by the facsimile machine used for such transmission), and all legal process with regard hereto shall be validly served when served in accordance with applicable law, in each case to the applicable addresses set forth below (or such other address as the recipient may specify in accordance with this Section):

If to ACC:
American Cellular Corporation
14201 Wireless Way
Oklahoma City, OK 73134
Attn: General Counsel
FAX: (405) 529-8765

with a copy to:
Edwards & Angell LLP
2800 Financial Plaza
Providence, RI 02903
Attn: Peter J. Barrett
Fax: (888) 325-9152

If to DCS:
Dobson Cellular Systems, Inc.
14201 Wireless Way
Oklahoma City, OK 73134
Attn: General Counsel
FAX: (405) 529-8765

with a copy to:
Edwards & Angell LLP
2800 Financial Plaza
Providence, RI 02903
Attn: Peter J. Barrett
Fax: (888) 325-9152

If to Cingular:
Cingular Wireless LLC
5565 Glenridge Connector, Suite 2000
Atlanta, GA 30342
Attn.: General Counsel
FAX: (404) 236-6145

with a copy to:
Alston & Bird LLP
1201 West Peachtree Street
Atlanta, GA 30309
Fax: (404) 881-7777
Attention: Pinney L. Allen

30. Termination.
          This Agreement may be terminated upon the mutual written agreement of the Parties. Either Party may also terminate this Agreement upon written notice to the other Party in the event the other Party has failed to perform under this Agreement because of Force Majeure and such failure to perform shall have continued for more than six (6) consecutive months. Cingular may terminate this Agreement as provided in Section 19. A Party will be in default under this Agreement and the other Party may immediately terminate this Agreement upon written notice to the defaulting Party upon the occurrence of any of the following events:
a.	Said Party, or one or more of its Affiliates that are material to the financial condition of such Party, voluntarily liquidates or dissolves;

b.	A final order(s) by the FCC revoking or denying renewal of a wireless license(s) covering substantially all or a material portion (taking into account market size and geographic area) of all of said Party’s Total Market;

c.	Said Party, or one or more of its Affiliates that are material to the financial condition of such Party, (i) files pursuant to a statute of the United States or of any state, a petition for bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of its property, (ii) has filed against it pursuant to a statute of the United States or of any state, a petition for bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of it property, provided that within sixty (60) days after the filing of any such petition it fails to obtain a discharge hereof, or (iii) makes assignment for the benefit of creditors or petitions for or voluntarily enters into an arrangement of such nature, and provided that such filing, petition or appointment is still continuing;

d.	Said Party, or one or more of its Affiliates that are material to the financial condition of such Party, disposes of all or substantially all of its Total Market; and

e.	Said Party fails to pay the damages awarded by, or otherwise satisfy or perform the terms and conditions of an award of, the arbitrators issued pursuant to Section 25(b)(v) within the time set forth in, or applicable to, such award, and the other Party has given notice of such failure, and said Party has not cured such failure within thirty (30) days of receipt of such notice.
31. Rights of Parties Upon Termination.
          The termination of the Agreement shall not affect the rights and liabilities of the Parties under this Agreement with respect to all Authorized Roamer charges incurred prior to the effective date of said termination. Further, any provisions of this Agreement, which by their nature should survive the termination, including confidentiality, indemnity, and arbitration provisions, shall survive termination of this Agreement.
32. Entire Agreement.
          This Agreement and any appendices attached hereto, the GSM Operating Agreements and the Release constitute the full and complete agreement of the Parties on the subject matter hereof. In the event of a conflict between the terms of this Agreement and any of its schedules, appendices or exhibits hereto, the terms of this Agreement shall control.

          In the event of any conflict between (i) the Release and (ii) this Agreement or the Addendum, the Release shall control. In the event of any conflict between this Agreement and the Addendum on any issue relating to roaming, this Agreement shall control. In the event of any conflict between the Agreement and the Addendum on any issue relating to exclusivity, the Addendum shall control. Unless otherwise stated in this Agreement, any prior written or oral agreements among the Parties with respect to this subject matter shall be superseded and of no force and effect. This Agreement may not be modified or otherwise amended except by the written consent of both Parties. Waiver of any breach of any provision of the Agreement must be in writing signed by the waiving Party and such waiver shall not be deemed to be a waiver of any preceding or succeeding breach of the same or an, other provision. The failure of a Party to insist upon strict performance of a covenant or an obligation under this Agreement shall not be a waiver of a Party’s right to demand strict compliance therewith in the future.
33. Use of Trademarks.
          The Parties agree that they will not use the name, service marks or trademarks of the other Party or any of its affiliated companies in any advertising, publicity releases or sales presentations, without such Party’s written consent. Neither Party is licensed hereunder to conduct business under any logo, trademark, service or trade name (or any derivative thereof) of the other Party.
34. Limits of Liability.
          Except for breaches of Section 27 and Section 28, neither Party shall be liable to the other Party for any special, indirect, consequential, exemplary or punitive damages, including without limitation lost profits, lost revenues and lost opportunity, provided however, in the case of a breach of Section 5, the non-breaching Party may recover lost revenues. Except as set forth in Section 9, in no event shall any remedy set forth herein be deemed exclusive, and the Parties’ rights shall be cumulative of other rights set forth herein, and at law and in equity.
35. No Partnership or Agency Relationship Created.
          Nothing contained in this Agreement nor in the commercial arrangement between the Parties shall constitute the Parties as partners with one another, impose duties upon either Party as though they were partners with one another, or render any Party liable for any debts or obligations of another Party, nor shall any Party hereby be constituted the agent of another Party.
36. Compliance with Laws.
          The Parties shall comply with, conform to, and abide by all applicable and valid laws, regulations, rules and orders of all governmental agencies and authorities, and agree that the Agreement is subject to such laws, regulations, rules and orders. Without limitation, each Party shall comply, at its own expense, with the provisions of all applicable federal, state and municipal laws, regulations, and requirements applicable to the Party as an employer.
          In the event the FCC issues any order or ruling that relates to the terms and conditions of “automatic roaming” by PCS and/or CRS licensees that affects MTA/BTAs or MSA/RSAs and such FCC order or ruling in the reasonable opinion of either Party significantly and adversely affects the material terms and conditions of this Agreement as to that Party so that its fundamental business assumptions with respect to pricing and terms and conditions in the Agreement cannot be achieved, then it is the intention of the Parties that they use their commercially reasonable efforts to develop a mutually acceptable amendment to this Agreement to accomplish the economic and operational intent of the Parties on an equivalent basis, if reasonably possible. In such event, either Party may request a meeting of authorized officers of the Parties so that the Parties may negotiate an amendment to the Agreement to reflect revised rates or other material terms and conditions in an effort to accomplish the fundamental business intent of the Parties. In the event such notice is provided, the Parties will meet within ten (10) Business Days and will negotiate in good faith to reach an agreement on these matters. If, after twenty (20) Business Days, the Parties are unable to reach a mutually acceptable amendment to the Agreement, either Party may invoke the provisions of Section 25(b) without further negotiation. In the resulting arbitration process, the Parties may each (1) present their respective proposed alternative set of terms and conditions to accomplish the purposes of the Agreement on an equivalent basis; and/or (2) present their position as to why there is no potential resolution of the matter. The arbitrators shall (1) select one of the proposed resolutions presented for a continuation of the Agreement or (2) decide that it is not possible to reach an understanding between the Parties so as to maintain the economic and operational integrity of the Agreement on an equivalent basis based on the respective proposals of the Parties. In the event the arbitrators reach the conclusion that it is not possible to maintain the economic and operational integrity of the Agreement on an equivalent basis, then either party shall have the right to terminate this Agreement and if such a decision is made this Agreement shall terminate on the 15th day of the month immediately following such decision to terminate. In the event the arbitrators reach the conclusion that one of the proposals maintains the economic and operational integrity of the Agreement on an equivalent basis, such proposal shall be considered an amendment to the Agreement, retroactive to the effective date of such FCC ruling or order.
37. Paragraph Headings.
          The headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.
38. Original Counterparts.
          This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement. Facsimile signatures shall be deemed original signatures.
39. Controlling Law.
          Disputes concerning service provided under this Agreement shall be construed in accordance with the internal laws of the state of Delaware, without regard to its conflict of law doctrine.
40. Force Majeure.
          A Party shall not be responsible for failure to perform due to the following causes beyond its control: accidents, storms, earthquakes, flood, fire, explosion, sabotage, nuclear incidents, sink holes, epidemics, acts of war and/or terrorism, acts of the FCC or the Federal Aviation Administration or common carriers, revolution, work stoppages, strikes, lockouts, fires, civil disobedience, riots, rebellions, military action, lightning, natural catastrophes, or acts of God (“Force Majeure”); provided such Force Majeure shall apply only with respect to the performance of such obligations directly impacted by such Force Majeure, and only to the extent and for so long as the Force Majeure is in effect. The Party prevented from fulfilling its obligations shall on becoming aware of such Force Majeure inform the other Party in writing of such Force Majeure as soon as possible. If the affected Party fails to inform the other Party of the occurrence of a Force Majeure in accordance with this Section, then such Party thereafter shall not be entitled to refer to such event as force majeure as a reason for noncompliance, to the extent such other Party is disadvantaged by such delay. This notice obligation does not apply if the Force Majeure is known by both Parties or the affected Party is unable to inform the other Party due to the Force Majeure. Services shall be rendered as soon as possible after the cessation of such Force Majeure event. In the event of Force Majeure, to the extent commercially practicable, the Parties shall cooperate to continue to fulfill their respective obligations under this Agreement, including but not limited to Section 20.
41. Successors and Assigns.
          This Agreement is solely for the benefit of the Parties and their respective Affiliates, successors and permitted assigns, and does not confer any rights or remedies on any other person or entity. Neither Party may, directly or indirectly, sell, assign, transfer, or convey its interest in this Agreement or any of its rights or obligations hereunder, without the written consent of the other Party.
42. Mapping of BIDs and BSCs.
          The association of BSCs to Measured Markets, and the association of BIDs to Markets, shall be accomplished by the Parties, and will be amended from time to time, as described in Schedule H.1.
43. Public Disclosures.
          No Party shall make any press release or any other public announcement regarding the existence or the terms and conditions of this Agreement, the Addendum or the Release, and each Party agrees to maintain the confidentiality of the foregoing, except (i) as provided for in Section 27, (ii) on a need to know basis to the disclosing Party’s employees, attorneys, advisors, representatives, agents, lenders, insurers, and current or potential investors; (iii) as necessary to implement this Agreement, the Addendum or the Release and inform customers; or (iv) as agreed by the Parties. Notwithstanding the foregoing, in the event that the Parties agree on the content of any one disclosure, no prior approval need be obtained from the non-disclosing Party to the extent that the same content is used in future disclosures. Any information that does not constitute confidential information in accordance with Section 27 hereof shall not be subject to or restricted by the provisions in this Section 43.
          Subject to Section 27, the Parties shall agree to initial disclosures regarding this Agreement, the Addendum and the Release and any description of the terms and conditions therein (the “Initial Disclosures”). Thereafter, the Parties shall not make any disclosures under Section 43 (i)-(iv) hereof which are inconsistent with the Initial Disclosures, except as agreed to in writing by the Parties
44. Board Approvals Required.
          ACC and DCS each acknowledge that Cingular’s board of directors has not approved this Agreement, and Cingular acknowledges that neither ACC’s nor DCS’s board of directors has approved this Agreement. Neither this Agreement, the Addendum nor the Release shall be binding on the Parties, nor shall this Agreement create any binding obligation or liability on any Party, unless and until all of the following have occurred: (i) this Agreement, having previously been executed by all Parties, is approved by (A) Cingular’s Board of Directors; (B) ACC’s Board of Directors and (C) DCS’s Board of Directors; (ii) the Addendum has been approved in accordance with its terms; and (iii) the Release has been approved in accordance with its terms. In the event that this Agreement, the Addendum or the Release has not been so approved by August 31, 2005, then this Agreement, the Addendum and the Release shall all be null and void.
[Signatures on Next Page]

     Signature Page: Intercarrier Multi-Standard Roaming Agreement
     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives:

DOBSON CELLULAR SYSTEMS, INC.		CINGULAR WIRELESS LLC

Signature:	/s/ Everett R. Dobson	Signature:	/s/ Peter A. Ritcher

Name: Everett R. Dobson		Name: Peter A. Ritcher
Title: Chairman of the Board		Title: Chief Financial Officer
Date: August 4, 2005		Date: August 4, 2005

AMERICAN CELLULAR CORPORATION

Signature:	/s/ Everett R. Dobson

Name: Everett R. Dobson
Title: Chairman of the Board
Date: August 4, 2005

Exhibit 1 — TDMA Roaming Specifications
     This Exhibit for TDMA Roaming Specifications (“TDMA Exhibit”) sets forth additional terms and conditions to the Intercarrier Multi-Standard Roaming Agreement between the Parties (the “Agreement”) for the establishment of TDMA Wireless Services for each Party’s Authorized Roamers. The Parties acknowledge Cingular is in the process of converting its subscribers from TDMA Wireless Services to GSM Wireless Services.
SECTION 1 DEFINITIONS
     For the purpose of this TDMA Exhibit, the following terms shall have the meaning set forth in their respective definitions and other terms used but not defined shall have the meanings set forth in the Agreement.
1.1	“Authorized Roamer” for this TDMA Exhibit shall mean an Authorized Roamer, as defined in the Agreement, who seeks TDMA Wireless Service in a geographic area outside the area served by its Home Carrier.

1.2	“CIBER Record” or “Cellular Intercarrier Billing Exchange Record” means the publication prepared and maintained by CIBERNET Corporation (“CIBERNET”). The CIBER Record was developed as a “living” standard, and as such is updated from time to time as the needs of the wireless industry dictate. Unless specifically provided otherwise in this Agreement, all words and phrases defined in the CIBER Record shall have the same meaning for purposes of this Agreement.

1.3	“Clearinghouse” means that entity that provides for the exchange of CIBER Records and performs industry-accepted CIBER edits, including edits to verify the existence of a roaming agreement. The Clearinghouse may also provide positive verification for purposes of positive notifications referenced in Sections 4.2 and 4.3 of this TDMA Exhibit.

1.4	“ESN” or “Electronic Serial Number” is the number that is “burned” into the customer’s mobile telephone set by the manufacturer.

1.5	“HLR” or “Home Location Register” is a database of the customers who are Authorized Roamers of the Home Carrier.

1.6	“Home Carrier” shall mean a Party who is providing TDMA Wireless Services to its subscribers in its Markets.

1.7	“Industry Positive File” means the positive file maintained by the Clearinghouse in accordance with approved CIBERNET positive file guidelines.

1.8	“Markets” The Markets of Carrier means those RSAs set forth in Schedule A.1 of the Agreement. The Markets of Cingular means those RSAs set forth in Schedule A.2 of the Agreement.

1.9	“MDN” or “Mobile Directory Number” means the telephone number associated with a customer’s ability to receive calls in a number-ported environment and which can be dialed.

1.10	“MIN” or “Mobile Identification Number” is a number assigned by a Home Carrier to each of its registered customers. In the number portability environment, the MIN represents the carrier/subscriber identification number associated with a customer, which may not be the same as the dialable phone number or MDN.

1.11	“MSID” or “Mobile Station Identification Number” means a number associated with a particular mobile station and which is used to route calls to that mobile station.

1.12	“NPA/NXX” means the six-digit numerical combinations assigned by regulatory authorities to identify the area code and prefix for wireless service. Where the Home carrier has implemented MIN/MDN separation, the “NPA/NXX” shall be read to mean the MIN block identifier (“MBI”).

1.13	“Serving Carrier” means a Party who allows Authorized Roamers to use its networks to access the Party’s TDMA Wireless Services.

1.14	“SS7” or “Signaling System 7” means a data transmission protocol designed for common channel signaling communication between telecommunication switches.

1.15	“VLR” or “Visitor Location Register” is a database(s) of roamer status as specified by the Home Carrier’s HLR.
SECTION 2 PROVISION OF SERVICE AND RATES
     2.1 Roaming Services. Each Party, acting as the “Serving Carrier,” agrees to provide TDMA Wireless Service in its Markets to Authorized Roamers of the other Party, acting as the “Home Carrier”, under the terms and conditions provided in this TDMA Exhibit and the Agreement. However, nothing in the Agreement shall require any Party to make a technical alteration or reconfiguration of its network, in order to enable Authorized Roamers of the other Party to roam, that it is not making on behalf of other similarly situated Authorized Roamers, unless the Parties otherwise agree in writing. The Home Carrier bears the responsibility and expense of providing its subscribers with equipment technically compatible with the Serving Carrier’s network. No Party shall have an obligation to reconfigure or to redesign its network with technology currently in use by the other Party or to perform specialized routing to accommodate Authorized Roamers without prior consent. Nothing in this TDMA Exhibit or in the Agreement shall limit any Party’s ability to install equipment or take appropriate measures to prevent unauthorized usage.
     2.2 Standards for Service. The Parties agree to comply with all FCC rules and regulations regarding TDMA Wireless Services. All NPA/NXX’s shall conform to the United States standards unless otherwise mutually agreed upon, in writing, by the Parties. Validation shall be performed via the SS-7 interface unless otherwise mutually agreed upon, in writing, by the Parties. All Parties agree to use commercially reasonable efforts to resolve any and all customer impacting, network- or switch-related issues.
     Typical line range/MBI loading or point code issues will be addressed and resolved within 24 hours by the Serving Carrier, otherwise the Home Carrier may escalate to the network contacts listed in the Serving Carrier’s then current Technical Data Sheet, as such term is currently understood in the industry (also known as the GSM Association Permanent Reference Documents Domestic AA.14).

2

     2.3 Customer Feature Portability. The Parties agree to use commercially reasonable efforts, based on technological compatibility, to implement the listed features to insure customer feature portability while roaming.
•	Call Delivery

•	Call Origination

•	Voicemail Redirect

•	Call Forwarding

•	Call Waiting

•	Three-Way Calling

•	Short Message Service
— Roaming
— Mobile Originate/Mobile Terminate
—Intercarrier
— Mobile Originate/Mobile Terminate
•	Wireless Application Protocol Browser Utilization
     2.4 Market Loading Exceptions. Both Parties acknowledge that there are situations where NPA/NXX loading exceptions are desired. The Parties agree that all such exceptions will be provided by the Home Carrier, in writing, to the Serving Carrier. As defined in Section 4.1, all changes to NPA/NXXs will be effective fifteen (15) days from the date of the Serving Carrier’s receipt of the written notification.
SECTION 3 BILLING
     3.1 Fees. The Home Carrier shall be responsible for all charges in accordance with Section 10 of the Agreement incurred by its Authorized Roamers as a result of the Serving Carrier providing TDMA Wireless Service in its Markets to Authorized Roamers, provided that all charges are billed to the Home Carrier in CIBER Records complying with all CIBERNET CIBER Standards.
     3.2 CIBER Record Exchange. The Serving Carrier shall, in accordance with industry standards, either via electronic data transmission or via magnetic tape, forward CIBER Records of Authorized Roamers’ usage of TDMA Wireless Services on a daily basis to the appropriate billing vendor and/or Clearinghouse. All records pertaining to any individual call shall be included in the same billing invoice with supporting Authorized Roamer billing information. The Parties shall mutually agree within ninety (90) days of the Execution Date to attach to this Exhibit 1 as Schedule 1.A a listing of those edits specified in the CIBERNET CIBER Standards and any additional business edits each Party shall perform on CIBER Records it provides as the Serving Carrier to the other Party.
     3.3 CIBER Edits. Where the Authorized Roamer billing information provided by the Serving Carrier in accordance with Section 3.2 above is not in accordance with the edits specified in Schedule 1.A, the Home Carrier may choose to perform CIBER edits and return records to the Serving Carrier. Additionally, the Serving Carrier may correct the returned record and return it to the Home Carrier. All such returns and resubmissions of CIBER Records shall be performed using procedures outlined in the accepted CIBERNET Guidelines as amended from time to time.

3

SECTION 4 TDMA WIRELESS SERVICE INFORMATION EXCHANGE
     The following terms and conditions shall govern the obligations of the Parties regarding exchange of information necessary for the Parties to provide TDMA Wireless Services to Authorized Roamers.
     4.1 NPA/NXX Combinations. Each Party shall provide the other, or its authorized representatives, with a list of the valid NPA/NXX combinations used by its Authorized Roamers and all associated networking data [(see Technical Data Sheet)] that shall be accepted by the other Party and which may be amended, from time to time, as provided in this Section and Section 2.4 (Market Loading Exceptions). Such NPA/NXXs will follow the CIBERNET CIBER Standards associated with shared line ranges. Each Party will be responsible for billing to any number within that total range. The minimum time required before changes, additions or deletions of NPA/NXXs are effective shall be fifteen (15) days from the date of receipt of written notification of such changes, additions or deletions by either of the Parties. Authorized Roamers must use equipment with the NPA/NXX combinations listed in accordance with this Section 4.1. NPA/NXX and associated networking information changes shall be forwarded using such methods or facilities mutually designated, in writing, by the Parties.
     4.2 Fraud Control. To control fraudulent roamer usage, each Party shall use, in all markets, SS7 connection or switch-to-switch interconnect facilities. The Parties mutually agree to accept verification requirements via the HLR resident in the Home Carrier’s switch. The Home Carrier’s HLR will update the Serving Carrier’s VLR with any changes of Authorized Roamer verification status. The Parties agree that calls completed by a Serving Carrier after a validation request pursuant to the agreed-upon validation method has determined that a roamer is not an Authorized Roamer of the Home Carrier (a negative notification) shall be the responsibility of the Serving Carrier. The Serving Carrier shall use commercially reasonable efforts to provide the Home Carrier with real-time visibility of call detail records delivered through a network compatible with the Parties’ networks where such records are within the control of the Serving Carrier. Such information that is within the control of the Serving Carrier shall be delivered within the time frame that is standard within the industry. However, neither Party shall have any obligation to make a technical alteration or reconfiguration in its network or operations in order to accommodate the other Party’s call detail records. In the event that the Serving Carrier provides data to a third-party real-time visibility system, the Serving Carrier shall not be liable in any event for a temporary failure of the system. However, the Serving Carrier, once notified of a temporary system failure, agrees to take all reasonable steps to remedy the failure where such failure is within the control of the Serving Carrier. Except as specifically outlined in this Agreement, the Serving Carrier shall not be responsible for fraudulent roamer usage, the liability for which is expressly accepted by the Home Carrier.
     4.3 Assume Negative. The Parties agree that the Serving Carrier will configure its switches “assume negative” for validation purposes. The Parties agree that positive notification is required for roaming. The Parties also agree that, absent an actual positive validation, the Serving Carrier shall be liable for any fraudulent usage associated with assuming positive.
SECTION 5 TERMINATION
     After December 31, 2006, a Party may substantially reduce its provision of TDMA protocol services in any given Market upon ninety (90) days written notice to the other Party.

4

Exhibit 2 — Roaming Agreement for GSM

GSM Association
Permanent Reference Document: AA.12	Restricted — Confidential Information
Exhibit 2
PRD AA.12

Title	Roaming Agreement for GSM
Version	3.10.0
Date	October 2002
GSM Association Classifications
Non-Binding
Core

Security Classification Category*:
Restricted — Members		X

Restricted — Provisional		X
Members
Restricted — Associate Members		X

Information Category	Roaming — agreement

Restricted — Confidential Information
Access to and distribution of this document is restricted to the persons listed under the heading Security Classification Category*. This document is confidential to the Association and is subject to copyright protection. This document is to be used only for the purposes for which it has been supplied and information contained in it must not be disclosed or in any other way made available, in whole or in part, to persons other than those listed under Security Classification Category* without the prior written approval of the Association. The GSM MoU Association (“Association”) makes no representation, warranty or undertaking (express or implied) with respect to and does not accept any responsibility for, and hereby disclaims liability for the accuracy or completeness or timeliness of the information contained in this document. The information contained in this document may be subject to change without prior notice.
© Copyright of the GSM MoU Association 1993 — 2002

GSM Association
Permanent Reference Document: AA.12	Restricted — Confidential Information
Document History

Version	Date	Brief Description
3.0.0	December 1993	Approved
3.1.0	April 1994	Approved
3.2.0	July 1994	Approved
3.3.0	September 1997	Approved
3.4.0	April 1998	Approved by MoU 39
3.5.0	August 1998	Approved by written change request procedure
3.6.0	April 2000	Approved by MoU 43
3.7.0	October 2000	Approved by MoU 44
3.8.0	November 2001	Approved by EC
3.9.0	July 2002	Approved by EC
3.10.0	October 2002	SCR 11 — BARG Doc 175/02 to update the Individual Annex Structure.
Changes Since Last Version
Following a number of changes to AA 14, the Individual Annex Structure in AA 12 needs to be changed to reflect these changes, BARG Doc 175/02.

Roaming Agreement for GSM
1.	Introduction
2.	Intent
3.	Definitions
4.	Annexes
5.	Scope of the Agreement
6.	Implementation of the network and services
7.	Modifications
8.	Charging, Billing and Accounting
9.	Customer Care
10.	Confidentiality
11.	Data Privacy
12.	Fraud Prevention
OVERVIEW OF THE ANNEX STRUCTURE
Individual annexes:

GSM Association
Permanent Reference Document: AA.12	Restricted — Confidential Information
Roaming Agreement for GSM
between
CINGULAR WIRELESS LLC
having its registered address:
5565 Glenridge Connector
16th Floor, Suite 1616
Atlanta, Georgia 30342
U.S.A.

(hereinafter referred to as “CINGULAR”)
and
DOBSON CELLULAR SYSTEMS, INC.&
AMERICAN CELLULAR CORPORATION
on behalf of their Affiliates,
having its registered address:
14201 Wireless Way
Oklahoma City, OK 73134
U.S.A.

(hereinafter referred to as “DOBSON”)
General Terms and Conditions for GSM Roaming
Introduction
1.1	The above mentioned Parties agree to establish Roaming among each other and their respective Affiliates, by the Parties and their respective Affiliates operating GSM digital cellular telecommunications service pursuant to the Intercarrier Multi-Standard Roaming Agreement, dated August 12, 2005, between the Parties (“MSRA”) and the terms and conditions as stated below.

1.2	This Roaming Agreement shall mean the General Terms and Conditions for GSM Roaming and the Annexes (GSM Association Permanent Reference Documents AA.13 and AA.14) collectively.

1.3	The term “Agreement” used throughout the General Terms and Conditions for GSM Roaming shall mean this Roaming Agreement.

1.4	The Annexes, including the Overview of the Annex Structure, constitute an integral part of the Agreement. In case of discrepancy between different parts of the Agreement the following order of interpretation shall be applied:
1.	General Terms and Conditions for GSM Roaming.

2.	Annexes.
1.5	In case of additional requirements, exceptions and/or contradictions between the Agreement and any Technical Specifications or GSM Association Permanent Reference Documents, the provisions of the Agreement shall prevail. In the event of any conflict between this Agreement and the MSRA, the MSRA shall control.

GSM Association
Permanent Reference Document: AA.12	Restricted — Confidential Information
1.6	All notices, information and communication required under the Agreement shall be given as described in Annex C.1: Agreement Management Principles.

1.7	General Terms and Conditions for GSM Roaming apply for the Parties who have signed the MSRA.
Intent
2.1	The Memorandum of Understanding on GSM provides for the establishment of Roaming Services whereby a subscriber provided with Services in one country by one of the network operators can also gain access to the Services of any of the other network operators in their respective countries.

2.2	In accordance with the above, the Parties have expressed their wish to make a bilateral agreement for the establishment of Roaming Services between their GSM networks and it is therefore agreed as follows:
Definitions
For the purpose of the Agreement the following terms shall have the meanings set forth in their respective definitions, unless a different meaning is called for in the context of another provision in the Agreement or MSRA:

3.1	“Date of the Agreement” shall mean the date as of which both Parties have signed the MSRA by their duly authorised representatives.

3.2	“Roaming Subscriber” shall mean an Authorized Roamer as defined in the MSRA using a GSM SIM (Subscriber Identity Module) and/or a GSM USIM (Universal Subscriber Identity Module) who seeks GSM service(s) in a geographic area outside the area served by its HPMN Operator.

3.3	“Technical Specifications” shall mean the technical specifications defined and adopted by 3GPP (Third Generation Partnership Project), including the ETSI technical specifications defined and adopted by 3GPP.

3.4	“GSM Association” shall mean the organization formed as a result of the Memorandum of Understanding on GSM.

3.5	“GSM Association Plenary” shall mean the group of appointed representatives of the Signatories of the GSM Association.

3.6	“GSM Association Permanent Reference Documents” or “PRD” shall mean the documents that are established, recognised and classified as binding by the GSM Association Plenary.

3.7	“HPMN Operator” shall mean a Home Carrier as defined in the MSRA who is providing Services to its subscribers in a geographic area where it holds a license or has a right to establish and operate a GSM network.

3.8	“VPMN Operator” shall mean a Serving Carrier as defined in the MSRA who allows Roaming Subscribers to use its GSM network(s).

3.9	“PMN Operator” shall mean a Public Mobile Network Operator.

3.10	“Memorandum of Understanding on GSM” shall mean the agreement signed by the Network Operators and/or Authorities on 7th September 1987 and the Addendum to the Memorandum of Understanding dated 24th September 1991.

3.11	“Roaming” shall mean GSM Roaming and GPRS Roaming.

GSM Association
Permanent Reference Document: AA.12	Restricted — Confidential Information
3.12	“TAP” shall mean Transferred Account Procedure as defined and described in GSM Association Permanent Reference Documents.

3.13	“Services” shall mean the GSM Wireless Services as that term is defined in the MSRA.

3.14	“GSM Roaming” shall mean Global System for Mobile Communications Roaming, providing GSM digital transmission communications between PMNs and internetworking with external networks for a service subscriber outside its HPMN. For avoidance of doubt, and in accordance with the relevant licensing requirements, GSM Roaming shall not prevent a service subscriber’s operation of GPRS services.

3.15	“GPRS Roaming” shall mean General Packet Radio Service Roaming, providing packet mode transmission between PMN’s and interworking with external networks. GPRS Roaming allows the service subscriber to send and receive data in an end-to-end packet transfer mode, without utilizing network resources in circuit switched mode, outside of their HPMN. GPRS Roaming specifically does not include providing services using any 3G technology. For the avoidance of doubt, and in accordance with the relevant licensing requirements, GPRS Roaming shall not prevent the user’s operation of other Services.

3.16	“Session” shall mean the time between PDP Context Activation until PDP Context deactivation.

3.17	“PDP” shall mean Packet Data Protocol.

3.18	“Affiliates” shall have the meaning ascribed to it in the MSRA.
Annexes
The Annexes are divided as set out in the Overview of the Annex Structure, in Common Annexes and in 2 sets of Individual Annexes; one set for each operator.
Scope of the Agreement
5.1	In respect of and subject to their licenses or rights and Federal Communications Commission (FCC) binding regulations to establish and operate GSM networks, the Parties to the Agreement agree to establish Roaming among the GSM network(s) owned, operated or controlled by themselves and their respective Affiliates in accordance with relevant Technical Specifications and GSM Association Permanent Reference Documents, including all the commercial aspects, as defined in the Annexes hereto or as may be amended from time to time.

5.2	Additional requirements and exceptions to the Technical Specifications and GSM Association Permanent Reference Documents, as agreed between the Parties, are detailed in the Annexes to the Agreement or as may be amended from time to time.

5.3	Subject to the MSRA or FCC rules or regulations, nothing in this Agreement prevents a Party from offering its services within the United States of America (USA), inclusive of its territories and possessions, either directly or through service providers or agents outside its licensed area.

5.4	Subject to the MSRA, nothing in this Agreement shall limit a Party’s right to restrict roaming onto an MNC where that Party is an HPMN Operator in whole or in part.
Implementation of the network and services
6.1	Network Implementation

The Parties agree to comply with the relevant requirements and procedures of the GSM Association Permanent Reference Documents agreed by the GSM Association from time to time and as amended by the GSM Association from time to time; subject to any variations, divergence or modifications to the same set forth in this Agreement or the MSRA.

GSM Association
Permanent Reference Document: AA.12	Restricted — Confidential Information
6.2	Services

6.2.1	Each Party shall provide Services as a VPMN Operator to Roaming Subscribers of the other Party.

6.2.2	The Services made available to individual Roaming Subscribers shall only be those for which the Roaming Subscribers have valid subscriptions in their HPMN.

6.2.3	Both Parties agree that the Roaming Subscribers, during roaming, may experience conditions of service different from the conditions in their HPMN. However, conditions of service shall not differ substantially from those provided to the subscribers of the VPMN Operator in the same area.
Modifications
7.1	It is acknowledged that each Party may desire to implement new Services or change its existing Services. Each Party agrees to reasonably cooperate with and assist in testing on its Network changes proposed by another Party to its Network.
Charging; Billing and Accounting
8.1	Charging

8.1.1	Both Parties agree that when a Roaming Subscriber uses the Services of the VPMN Operator, the Roaming Subscriber’s HPMN Operator shall be responsible for payment of charges for the Services so used in accordance with Section 10 of the MSRA.

8.1.2	However, the HPMN Operator shall not be liable for the payment of charges for chargeable Services provided by the VPMN Operator without Subscriber Identity Authentication as defined in GSM Association Permanent Reference Documents, except to the extent that the HPMN Operator actually recovers all charges due in relation to the Roaming Subscriber. In the case of re-authentication malfunction, the security functions to be followed are set forth in Annex I.5.2.

8.2	Implementation of TAP

The implementation of TAP shall be done according to the GSM Association Permanent Reference Documents and the provisions set out in the Annex C.3.1.

8.3	Billing and Accounting

The implementation of billing and accounting shall be done according to Section 21 of the MSRA and to the extent not conflicting with the MSRA, the GSM Association Permanent Reference Documents and the provisions set out in Annex C.3.2 as amended from time to time or where there is a differing accounting practice or regulations in the U.S., the U.S. practice or regulations shall prevail.
Customer Care
The responsibilities of each Party concerning Customer Care are described in Annex C.4.
Confidentiality
Intentionally deleted.
Data Privacy
11.1	Each Party’s obligations hereunder to transfer information to the other Party shall not apply to the extent that a Party is prohibited from doing so by the regulations and laws of the United States of America applicable to Roaming and/or data protection.

GSM Association
Permanent Reference Document: AA.12	Restricted — Confidential Information
11.2	The Parties confirm that they shall comply with the Data Privacy Regulations/Laws applicable in the United States of America. Further Details of Data Privacy aspects are given in Annexes C.6. and I.6.
Fraud Prevention
12.1	The Parties shall comply with the procedures and provisions concerning fraudulent or unauthorised use by Roaming Subscribers set out in Section 26 of the MSRA and to the extent not conflicting with the MSRA the GSM Association Permanent Reference Documents and Annex C.7.

GSM Association
Permanent Reference Document: AA.12	Restricted — Confidential Information
OVERVIEW OF THE ANNEX STRUCTURE
Common Annexes:

Annex no.	Annex name
ANNEX C.1	Agreement Management Principles
ANNEX C.2	Services
ANNEX C.3	Billing and Accounting
ANNEX C.3.1	Information on Billing Data
ANNEX C.3.2	Settlement Procedure
ANNEX C.4	Customer Care Principles
ANNEX C.5	Technical Aspects
ANNEX C.5.1	Testing
ANNEX C.5.2	Security
ANNEX C.5.3	Information on Signaling Interconnection and / or IP Connectivity
ANNEX C.6	Data Privacy, General Principles
ANNEX C.7	Fraud Prevention Procedures
ANNEX C.8	Additional annexes (optional)

GSM Association
Permanent Reference Document: AA.12	Restricted — Confidential Information
Individual Annexes:
CINGULAR

Annex I	Annex name
Section no.:	(According to Cingular AA.14 as of July 26, 2005)
0	REVISION SHEET
1	AGREEMENT MANAGEMENT PRINCIPLES
1.1	Contact Points for Agreement Management
1.2	International Roaming Contact List
2	SERVICES
2.1	GSM CS and/or 3GSM CS services provided for Roaming Subscribers
2.2	GPRS and/or 3GSM PS Services and Applications provided for Roaming Subscribers
2.3	Additional Services provided for Roaming Subscribers
3	BILLING AND ACCOUNTING
3.1	International Roaming Inter Operator Tariffs
3.2	Mailing list for TAP and Bulk SMS Data
3.3	Mailing list for Inter PMN Invoices
3.4	Application of Taxes
4	CUSTOMER CARE
4.1	Inter Operator Customer Care Contact
4.2	Customer Services Numbers
4.3	Customer Care Contact Numbers
4.4	General Customer Care Information
5	TECHNICAL ASPECTS
5.1	Contact Points for Handling Test SIM and/or USIM Cards
5.2	Security
5.3	Relevant Miscellaneous Technical Details
6	DATA PRIVACY
6.1	National Requirements for Data Privacy for HPMN Operator Subscribers
6.2	National Requirements for Data Privacy for VPMN Operator Subscribers
6.3	Other National Requirements
7	FRAUD PREVENTION PROCEDURES
7.1	Information on Fraud Prevention Procedures
8	Additional annexes (optional)
DOBSON

Annex I
Section no.:	Annex name
0	REVISION SHEET
1	AGREEMENT MANAGEMENT PRINCIPLES
1.1	Contact Points for Agreement Management
1.2	International Roaming Contact List
2	SERVICES
2.1	GSM CS and/or 3GSM CS services provided for Roaming Subscribers
2.2	GPRS and/or 3GSM PS Services and Applications provided for Roaming Subscribers
2.3	Additional Services provided for Roaming Subscribers
3	BILLING AND ACCOUNTING
3.1	International Roaming Inter Operator Tariffs
3.2	Mailing list for TAP
3.3	Mailing list for Inter PMN Invoices
3.4	Application of Taxes
4	CUSTOMER CARE
4.1	Inter Operator Customer Care Contact
4.2	Customer Services Numbers
4.3	Customer Care Contact Numbers
5	TECHNICAL ASPECTS
5.1	Contact Points for Handling Test SIM and/or USIM Cards
5.2	Security
5.3	Relevant Miscellaneous Technical Details
6	DATA PRIVACY
6.1	National Requirements for Data Privacy
7	FRAUD PREVENTION PROCEDURES
7.1	Information on Fraud Prevention Procedures
8	Additional annexes (optional)
8.1	Billing and Transfer Information
8.2	SID/BID Table
8.3	Acronym List

GSM Association
Permanent Reference Document: AA.13	Restricted — Confidential Information
Exhibit 2
PRD AA.13

Title	Roaming for GSM and SMS Interworking Agreement — Common Annexes
Version	3.8.0
Date	November 2002
GSM Association Classifications
Non-Binding
Core

Security Classification Category*:
Restricted – Members		X
Restricted – Associate Members		X

Information Category	Roaming — Annexes – Common

Restricted — Confidential Information
Access to and distribution of this document is restricted to the persons listed under the heading Security Classification Category*. This document is confidential to the Association and is subject to copyright protection. This document is to be used only for the purposes for which it has been supplied and information contained in it must not be disclosed or in any other way made available, in whole or in part, to persons other than those listed under Security Classification Category* without the prior written approval of the Association. The GSM MoU Association (“Association”) makes no representation, warranty or undertaking (express or implied) with respect to and does not accept any responsibility for, and hereby disclaims liability for the accuracy or completeness or timeliness of the information contained in this document. The information contained in this document may be subject to change without prior notice.
© Copyright of the GSM MoU Association 2001

GSM Association
Permanent Reference Document: AA.13	Restricted — Confidential Information
Document History

Version	Date	Brief Description
3.2.0	September 1998	Changes due to SMS new principles approved Plenary #40
3.3.0	April 1999	Approved at Plenary 41
3.4.0	April 2000	CR# contained in PL Doc and CR# contained in Doc has been incorporated
3.5.0	October 2000	Changes due to GPRS roaming, Bulk SMS data transfer, Multilateral Financial Settlement and Access to IP Capabilities.
3.6.0	December 2001	CR#14 (LRG Doc 063/01rev1) concerning changes due to 3G and CR#16 (BARG Doc 256/01) to bring AA.13 in line with BA.11.
3.7.0	July 2002	CR#21 (BARG doc 079_02) concerning bulk data exchange and CR 22 (BARG doc 105_02) concerning HUR liability.
3.8.0	November 2002	CR#24 (BARG doc 210_02) concerning SMS fraud prevention procedure for MNP
Changes Since Last Version
AA.13 Section C7 is modified to delete references to MSISDN in relation to SMS fraud prevention procedure and replace with IMSI

GSM Association
Permanent Reference Document: AA.13	Restricted — Confidential Information

ANNEX C.1	AGREEMENT MANAGEMENT PRINCIPLES	04
ANNEX C.2	SERVICES
ANNEX C.3	BILLING AND ACCOUNTING
ANNEX C.3.1	INFORMATION ON BILLING DATA
ANNEX C.3.1.1	INFORMATION ON TAP	07
ANNEX C.3.1.2	INFORMATION ON BULK	09
ANNEX C.3.2	SETTLEMENT PROCEDURE (C.3.2 D Direct payment/netting procedure)	10
ANNEX C.4	CUSTOMER CARE PRINCIPLES	12
1.	General	12
2.	Roaming Information	12
3.	Network Faults	12
4.	Lost/Stolen SIM and/or USIM-Cards	13
5.	Lost/stolen or Faulty Mobile Equipment	13
6.	Billing Enquiries	13
7.	Customer Service Numbers	13
8.	Customer Care Contact Numbers	13
ANNEX.C.5	TECHNICAL ASPECTS	14
ANNEX C.5.1	TESTING	15
1.	Certification of testing	15
2.	Testing of Service availability:	15
3.	Exchange of SIM and/or USIM-Cards	15
ANNEX C.5.2	SECURITY	17
ANNEX C.5.3	INFORMATION ON SIGNALLING INTERCONNECTION AND/OR IP CONNECTIVITY	18
ANNEX C.6	DATA PRIVACY. GENERAL PRINCIPLES	19
ANNEX C.7	FRAUD PREVENTION PROCEDURES	20
ANNEX C.8	ACCESS TO IP CAPABILITIES	23
ANNEX C.9	MARKET EXCEPTIONS	24

GSM Association
Permanent Reference Document: AA.13	Restricted — Confidential Information
ANNEX C.1 AGREEMENT MANAGEMENT PRINCIPLES
Notices
All notices, information and communications required under this Agreement shall be given in writing and be in the English language and shall be sent either by mail, telefax or preferably secure e-mail to the addresses indicated in Annex I.1.1. Each Operator specifies only one contact point for exchange of updates to the Agreement.
Structure of Annexes and Addenda
The Annexes are of two types:
“Common” Annexes are common for both Parties.
“Individual” Annexes consist of two separate parts, one part for each Party. Each Party provides and maintains his own part. This gives the possibility to update e.g. a contact point list individually for each operator. Each set of individual Annexes holds a revision sheet containing an index of all individual Annexes contained, with the revision status and recognition level.
“Addenda” are common for both Parties.
Revision Procedure
The general revision procedure is specified in the Agreement.
For the updating of the Annexes the following procedure is recommended:
All updates to the Annexes shall be exchanged by mail or courier.
For individual Annexes, each Party updates separately: The updating Party shall forward at least one signed copy of the updated pages, including an updated revision sheet to the contact point indicated in Annex I.1.1. The receiving Party acknowledges / approves the updating by returning the revision sheet duly signed.
For common Annexes the updating Party shall forward 2 signed copies of the updated pages to the contact point indicated in Annex I.1.1. The receiving Party approves the updating by returning one of the 2 copies, duly signed.
Each revision shall be clearly identified by its Revision date. For Annexes of informative type (to be acknowledged by receiving Party), the Revision date is equal to the date of issue. For other Annexes, the Revision date is equal to the date when the Annex is approved by both Parties.

DATE: ___/___/___	DATE: ___/___/___

APPROVED BY:	APPROVED BY:

GSM Association
Permanent Reference Document: AA.13	Restricted — Confidential Information
ANNEX C.2 SERVICES
The implementation of Services shall be in accordance with the Technical Specifications with the exception of network specific deviations and/or chosen options agreed by both Parties during the testing phase.
Short Codes
The Parties agree to implement the short codes as detailed in Exhibit 4 to the MSRA. The agreement on the implementation is only valid after the VPMN operator has confirmed the short code numbers and the implementation date in written form.

DATE: ___/___/___	DATE: ___/___/___

APPROVED BY:	APPROVED BY:

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ANNEX C.3 BILLING AND ACCOUNTING
Billing and Accounting relating to GSM and GPRS Roaming comes into effect as from the confirmed starting date of GSM or GPRS commercial roaming, as appropriate.
Billing and Accounting relating to SMS Interworking comes into force as from the date of signature of the SMS Interworking Addendum.

DATE: ___/___/___	DATE: ___/___/___

APPROVED BY:	APPROVED BY:

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ANNEX C.3.1 INFORMATION ON BILLING DATA
Information on billing that is not explicitly stated in ANNEX C.3.1.2 is exchanged on TAP
ANNEX C.3.1.1 INFORMATION ON TAP
The implementation of the TAP
The implementation of the TAP necessary to provide Services shall be in accordance with the GSM Permanent Reference Documents, with the exception of network-specific deviations and/or chosen options agreed by both Parties during the testing phase.
Data Exchange Procedure
Interchange of TAP records shall be performed by Electronic Data Interchange (EDI).
Transfer shall be within the standard timescale and the standard frequency as defined in the GSM Permanent Reference Documents.
For the time being the transfer schedules for the Parties shall be as follows:
When CINGULAR is the sending PMN Operator: Daily
When DOBSON is the sending PMN Operator: Daily
Any changes in the exchange frequencies shall be agreed before implementation.
When no charging data are available Notification files will be exchanged.
If the sending PMN Operator is unable to support EDI but the receiving PMN Operator does support EDI and call records are not made available to the receiving PMN Operator within the standard timescale, and it subsequently proves impossible after the use of all reasonable efforts for the receiving PMN Operator to recover the call charges from its subscribers, then the charges shall remain at the expense of the sending PMN Operator provided the non-recovery can be specifically related to the delay in transfer.
If the receiving PMN Operator is unable to support EDI but the sending PMN Operator does support EDI then the liability associated with the requirement to transfer data within the standard timescale referred to in the preceding paragraph shall not apply to the sending PMN Operator.
EDI Address as well as Contact Points for enquiries and complaints are defined in Annex I.3.2.
Fallback Procedure
In case of EDI failures or delays in EDI transfer the fallback procedure shall come into effect as specified by TADIG in GSM Permanent Reference Documents.
The fallback procedure as specified by TADIG will only be used in exceptional circumstances and the method of transfer shall be as follows:
Physical media, such as CD ROMs or diskettes, shall exist as a fallback procedure in case EDI fails. Physical media shall be exchanged at least twice a month with an interval between exchanges of no more than two (2) weeks.
Where there is a delay in the exchange of the billing files, according to the bilaterally agreed fallback procedure then the other Party shall be immediately advised.

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Addresses for sending the billing files according to the fallback procedure as well as Delivery Notes and Contact Points for enquiries and complaints are defined in Annex I.3.2.
When using a physical medium, e.g. tape, CD-ROM, or diskette, according to the fallback procedure, both Parties agree not to return such physical medium.
The use of the fallback procedure does not change the liability as defined under Data Exchange Procedure above.
Changes in the time schedules
Any changes in the time schedules concerning the exchange of billing files shall be agreed before implementation.
Data Clearing House
In case of using Data Clearing House for data interchange, the responsibilities of a Party remain as they are defined by the GSM Association Permanent Reference Documents.

DATE: ___/___/___	DATE: ___/___/___

APPROVED BY:	APPROVED BY:

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ANNEX C.3.1.2 INFORMATION ON BULK
The implementation of the Bulk Data transfer
The implementation of the Bulk Data transfer shall be in accordance with the GSM Association Permanent Reference Documents with the exception of network specific deviations and/or chosen options agreed by both parties during the testing phase. The Bulk Data transfer versions implemented by both parties are to be agreed on during the testing phase.
Information exchanged
The following information is exchanged as bulk data
•	SMS interworking
Data exchange procedure
The sending PMN shall provide the Bulk Data in form of a print out.
This print out shall be sent by express mail or courier or <any other means bilaterally agreed>.
Where there is a delay in sending data then the other Party shall be immediately advised.
Addresses for Data as well as Contact Points for enquiries and complaints are defined in Annex I.3.2.
Bulk Data shall be transferred at least monthly, even if the amount is zero. The receiving PMN Operator shall not be liable for any bulk charge if the Bulk Data are not made available to him by the end of the second month following the invoicing period. If the receiving PMN Operator contests the Bulk Data, he may request greater detail from the sending Operator, provided a reason is given.
The cost of the transfer will be covered by the sending Operator.
The HPMN is responsible for storing a safety copy of the Bulk Data for six months after the data were made available to the APMN.

DATE: ___/___/___	DATE: ___/___/___

APPROVED BY:	APPROVED BY:

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ANNEX C.3.2 SETTLEMENT PROCEDURE (C.3.2 D Direct payment/netting procedure)
Each Party as VPMN Operator shall prepare a monthly invoice for calls registered during the invoice period made by the visiting subscribers in the visited PMN. Each Party as HPMN Operator shall prepare a monthly invoice for SMS-MT registered during the invoice period received by its subscribers.
The invoice period shall in general be a calendar month. However, a single transfer covering a month end shall not be divided between two invoices. The invoice has to be sent by the 10th of the following month at latest. A fax can serve as a first information.
Each Party will issue as appropriate credit notes and correction invoices to compensate for agreed changes to or agreed errors in the basic inter PMN invoices. The threshold amount for issuing the Credit Note for CINGULAR is * USD ($) and for DOBSON is * USD ($). In any case, a Credit Note shall be issued at least once a year before the year-end.
The invoice amounts (and credit note amounts if appropriate) for the two directions shall be offset against each other and the net SDR balance shall be paid by the debtor within 30 days from the date of the creditor’s invoice.
Payment shall be made in USD ($).
Payment by the debtor shall be made within thirty (30) days from the date of the creditor’s invoice with the later date.
Settlement adjustments of disputed amounts shall be made bilaterally within 90 days (unless a shorter period of time is arranged by the VPMN and HPMN Operators). Both Parties agree to pay all undisputed amounts within 30 days of the date of the invoice by the VPMN.
If the debtor does not pay the net balance by the due date for payment then the creditor shall have the right to charge its normal interest rate on the overdue amount from the due date for payment until payment is made.
If the creditor has not received payment within sixty (60) days of the due date, then the creditor shall send written notice to the debtor requesting that the debtor make any outstanding payment, including all interest due and owing, within sixty (60) days of the debtor’s receipt of the notice. If payment is not received within 60 days of the debtor’s receipt of the notice, the debtor will be in material breach of the Agreement and the creditor may avail itself of any and all legal remedies available to it.
The normal interest rate for the Party concerned is:
                         *% per month (*% per annum) in the case where CINGULAR is the creditor;
                         *% per month (*% per annum) in the case where DOBSON is the creditor;
Changes in time schedules concerning the exchange of invoices and settlement periods shall be fixed three months before implementation at the latest.
All enquiries and complaints concerning invoicing shall be done through points of contact as defined in Annex I.3.3.
The HPMN shall be responsible for billing its customers for and remitting to the applicable governmental entity in the HPMN licensed service area all applicable taxes, charges and fees, including federal excise tax, that may be incurred in connection with the service being billed by it to its customers, and the VPMN shall be responsible for the computation and remittance of all applicable taxes, charges and fees, including federal excise tax, incurred with respect to Authorized Roamers in the license service area of the VPMN.
* Confidential information has been omitted and filed separately with the SEC.

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The HPMN shall be liable to the VPMN for all applicable taxes, charges and fees, including federal excise taxes, submitted by the VPMN with respect to Authorized Roamers, regardless of whether these amounts are paid to the HPMN.
Notwithstanding the prior two sentences, for taxes, charges and fees covered by the sourcing rules of the Mobile Telecommunications Sourcing Act, the HPMN shall be responsible for the computation and remittance of such taxes, charges and fees and shall have no liability to the VPMN for such taxes, charges and fees.
The HPMN shall not be liable to the VPMN for local, state or federal universal service fund, infrastructure fund or similar assessments imposed in the VPMN’s license service area.

DATE: ___/___/___	DATE: ___/___/___

APPROVED BY:	APPROVED BY:

GSM Association
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ANNEX C.4 CUSTOMER CARE PRINCIPLES
1.	General

In general, a Roaming Subscriber should contact the Customer Care Services of his home contract partner (Customer Care Services of the HPMN Operator or of Service Providers) while roaming in another network. This home Customer Care Services will provide the first point of contact but may refer the subscriber to the VPMN Customer Care Services if appropriate.

The Roaming Subscriber is free to contact the VPMN Customer Care Services directly. However, the responsibility remains with the HPMN Operator.

Each Party will ensure that there is, at least during office hours, an English speaking operator on duty, to whom a Roaming Subscriber can be referred. Further details and the customer care contact numbers are defined in Annex I.4.3.

2.	Roaming Information

Roaming information (including changes of such information), like coverage maps, service levels and services (including their date of implementation and tariffs), shall be exchanged between the contact points defined in Annex I.4.1.

Changes in Emergency Service, Customer Service, Directory Enquiry numbers, and Tariffs shall be exchanged in accordance with the provisions of the Agreement.

3.	Network Faults

In the event of a perceived network fault a Roaming Subscriber should contact the home Customer Care Services while roaming in another network. The home Customer Care Services will provide the first point of contact but may refer the subscriber to the VPMN Customer Care Services if appropriate.

In the event that the Customer Care Services of one Party has a query concerning potential faults of the other Party’s network, then the Customer Care Services shall contact the contact point defined in Annex I.4.1.

In addition, it may be necessary that technical experts of one Party get into direct contact with the other Party’s technical experts (e.g. to establish trouble shooting). In such cases additional contact points shall be provided. These contact points are defined in Annex I.4.1.

Frequently arising faults in the VPMN experienced by Roaming Subscribers and indicated to the HPMN Operator shall be reported to the other Party’s contact point defined in Annex I.4.1.

4.	Lost/Stolen SIM and/or USIM-Cards

In the event that a SIM and/or USIM-card is lost or stolen, the Roaming Subscriber shall be asked to contact his home Customer Care Services. If the subscriber contacts the VPMN Customer Care Services, the VPMN Customer Care Services will provide the subscriber with the contact number of his home Customer Care Services.

5.	Lost/stolen or Faulty Mobile Equipment

In the event that a mobile equipment is lost, stolen, or faulty, the Roaming Subscriber shall be asked to contact his home Customer Care Services. If the subscriber contacts the VPMN Customer Care Services he will be referred to his home Customer Care Services.

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6.	Billing Enquiries

In the event that a subscriber has an enquiry relating to the amount billed during roaming, the subscriber shall resolve this query with his home Customer Care Services. Any contact with the VPMN will be achieved through his home Customer Care Services.

7.	Customer Service Numbers

Customer Service Numbers are contained in Annex I.4.2.

8.	Customer Care Contact Numbers

Customer Care Contact Numbers are contained in Annex I.4.3.

DATE: ___/___/___	DATE: ___/___/___

APPROVED BY:	APPROVED BY:

GSM Association
Permanent Reference Document: AA.13	Restricted — Confidential Information
ANNEX 5 TECHNICAL ASPECTS
Technical aspects concerning both the precommercial and commercial phases of Roaming and SMS Interworking are dealt with in the Annexes to follow.

DATE: ___/___/___	DATE: ___/___/___

APPROVED BY:	APPROVED BY:

GSM Association
Permanent Reference Document: AA.13	Restricted — Confidential Information
ANNEX C.5.1 TESTING
1.	Certification of testing

Both Parties shall exchange Completion Certificates confirming the successful execution of IREG tests which includes testing of the TAP procedures according to the test specifications of Permanent Reference Documents. Both Parties shall confirm the successful execution of TADIG tests.

2.	Testing of Service availability:

The parties agree to perform relevant tests of service availability, according to the IREG and TADIG test specifications, every time one of the parties indicates a major change which has an impact on Roaming and SMS Interworking.

3.	Exchange of SIM and/or USIM-Cards

General

The issuing operator (the HPMN Operator) will make the bilaterally agreed number of test SIM and/or USIM-cards available to the testing operator (the VPMN Operator) under the following conditions:

Both Parties exchange test SIM and/or USIM-card(s) as agreed bilaterally in a written notice without any activation fee or any subscription fee. The VPMN Operator will be treated as a customer of the HPMN Operator.

All necessary information concerning the SIM and/or USIM-card(s), i.e. IMSI, MSISDN, PIN, PUK, shall be forwarded to the VPMN Operator as well.

The SIM and/or USIM-card(s) remain in the property of the HPMN Operator.

It is only allowed to use the test SIM and/or USIM-card(s) in the VPMN Operator’s network for the purpose of testing of Roaming functions.

TAP-data for traffic generated by these test SIM and/or USIM-card(s) shall be included in the normal billing and accounting procedures between the two PMNs and thereby also invoiced by the VPMN Operator.

None of the above shall be construed to allow reselling the SIM and/or USIM-card(s) or in any other way forward the SIM and/or USIM-card on conditions that could be negative for the HPMN. The SIM and/or USIM card(s) issued as a result of this paragraph must be and remain in the name of the VPMN Operator.

4.	Tests

Tests before the commercial start of roaming services (Precommercial roaming phase)

As a general principle, it is agreed that the operator actually using test-SIM and/or USIM-card(s) will not receive a payable bill from the issuing operator for the test calls made in the network under test. TAP-data and bills will only be exchanged for test purposes.

All costs occurring for calls made outside the network under test will be charged by the issuing operator as if they were ordinary customer calls. The testing operator will be fully responsible for these costs. Furthermore, the testing operator is fully liable for all damages and costs incurred by misuse of the test SIM and/or USIM cards.

Unless otherwise agreed, it is the sole responsibility of the VPMN Operator to block Roaming Subscribers of the HPMN Operator during the precommercial phase and in no case the HPMN Operator has to bear the costs incurred by its subscribers roaming in the VPMN.

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Tests during the Commercial roaming phase

During the commercial roaming phase the usage of these SIM and/or USIM-card(s) is fully chargeable for traffic charges. The HPMN Operator shall therefore have the right to send a (single) bill to the VPMN Operator for the traffic generated by the exchanged SIM and/or USIM-card(s), however, only if the amount exceeds the bilaterally agreed non chargeable value. The amount charged is only the amount exceeding the non chargeable value calculated on a monthly basis. The non chargeable monthly value for CINGULAR is * USD ($) and for DOBSON is * USD ($)

For control purposes the HPMN Operator will attach an itemised bill to the invoice. The tariffs used are as for normal Roaming Subscribers in the VPMN. The invoice regarding test SIM and/or USIM-card(s) shall be sent to the address defined in Annex I.3.3.

In the event that the VPMN Operator has a query concerning the other Party’s test SIM and/or USIM-card(s), then the VPMN Operator shall contact the contact point defined in Annex I.5.1.

DATE: ___/___/___	DATE: ___/___/___

APPROVED BY:	APPROVED BY:
* Confidential information has been omitted and filed separately with the SEC.

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Permanent Reference Document: AA.13	Restricted — Confidential Information
ANNEX C.5.2 SECURITY
Security functions of the individual Operators are specified in Annex I.5.2 and any other GSM Association Permanent Reference Documents.

DATE: ___/___/___	DATE: ___/___/___

APPROVED BY:	APPROVED BY:

GSM Association
Permanent Reference Document: AA.13	Restricted — Confidential Information
ANNEX C.5.3 INFORMATION ON SIGNALLING INTERCONNECTION AND/OR IP CONNECTIVITY
The implementation of the Signalling Protocols and/or Inter-PLMN backbone (as defined in IREG PRDs) shall be in accordance with the Technical Specifications and relevant GSM Association Permanent Reference Documents with the exception of network specific deviations and/or chosen options agreed by both Parties during the testing phase.
The technical information relevant for Roaming or SMS Interworking shall be exchanged between the Parties as part of IREG testing procedures and IREG PRDs.
Each Party agrees to make its best efforts to give the other Party at least four (4) weeks prior written notice about changes in the numbering and addressing information with an impact on Roaming or SMS Interworking.

DATE: ___/___/___	DATE: ___/___/___

APPROVED BY:	APPROVED BY:

GSM Association
Permanent Reference Document: AA.13	Restricted — Confidential Information
ANNEX C.6 DATA PRIVACY. GENERAL PRINCIPLES
Data Privacy requirements of the individual Operators are defined in Annex I.6.1.

DATE: ___/___/___	DATE: ___/___/___

APPROVED BY:	APPROVED BY:

GSM Association
Permanent Reference Document: AA.13	Restricted — Confidential Information
ANNEX C.7 FRAUD PREVENTION PROCEDURES
1.	General
The parties agree to implement one of the following two Fraud Prevention Procedures (1.1 or 1.2):
1.1 The provision of near real-time visibility of CDRs;
1.1.1	Each VPMN operator shall use commercially reasonable efforts to provide each HPMN operator with near real-time visibility of call detail records (CDRs) delivered through a network compatible with the VPMN and HPMN networks.

1.1.2	Such information shall be delivered within one hour of the applicable call.

1.1.3	In the event that the VPMN provides such near real-time visibility system, the VPMN shall not be liable in any event for a temporary failure of the system unless the VPMN has been notified of such failure by the HPMN and the VPMN does not take commercially reasonable steps to remedy the failure. If the VPMN has been so notified and has failed to take such commercially reasonable steps, the VPMN shall be liable for all unauthorised usage attributed to HPMN’s subscribers during the period from the time VPMN was notified of the problem to the time that the problem has been resolved to the reasonable satisfaction of the HPMN.

1.1.4	Notwithstanding the foregoing, the VPMN Operator shall not be obligated to provide a Report on Suspected Fraud with respect to GPRS, SMS PS Services until the VPMN Operator is technologically capable of providing such reports and until the Parties have agreed in writing on the specific requirements for such reports and have completed testing and validation of a procedure for transferring such reports.

1.1.5	Each party agrees to work in good faith and to use commercially reasonable efforts to develop the technology capabilities to provide such reports.
Or
1.2 Report on Suspected Fraud via Fax.
     The VPMN Operator and the APMN Operator shall inform the HPMN Operator — according to the procedure further detailed below — if fraudulent use of the VPMN’s or APMN’s Services is suspected or detected. The HPMN Operator shall define the criteria for suspected fraud in relation to GSM CS Services. However, both parties shall agree on possible restrictions within the VPMN’s or APMN’s specific implementation of fraud prevention procedures. The HPMN Operator’s criteria for suspected fraud are defined in Annex I.7.1.
1.2.1 Procedure to detect Suspected Fraud
The VPMN Operator shall analyse all data related to GSM CS Services from Roaming Subscribers every day. All IMSIs of Roaming Subscribers who meet the HPMN Operator’s criteria for suspected fraud shall be identified. The VPMN Operator will compile the corresponding call records and send a Report on Suspected Fraud by fax or e-mail to the HPMN Operator within 36 hours from the time of call completion. Secure e-mail, once the encryption standard is formalised by the GSM Association, should be the preferred method of transmission of the data.
The VPMN Operator shall analyse all data related to GPRS Services from Roaming Subscribers every day, (“the daily analysis”), in order to identify all IMSIs of Roaming Subscribers who met the HPMN Operator’s criteria for suspected GPRS fraud during the previous calendar day. The VPMN Operator will compile the corresponding records and send a Report on Suspected Fraud by fax or e-mail to the HPMN Operator within 36 hours from the end of the previous calendar day. The time of observation shall mean the time at which the daily analysis is completed. Secure e-mail, once the encryption standard is formalised by the GSM Association, should be the preferred method of transmission of the data.
The APMN Operator shall analyse SMS related data from HPMN’s Subscribers every day. All IMSIs of HPMN’s Subscribers who meet the HPMN Operator’s criteria for suspected fraud shall be identified. The

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APMN Operator will compile the corresponding data and send a Report on Suspected Fraud to the HPMN Operator within 24 hours after identification by fax or e-mail.
The analysis may be based on partial call records. Inter Operator Contact Points for combating fraudulent usage are defined in Annex I.7.1. Each Party will ensure that there is, at least during office hours, one English speaking person on duty.
1.2.2 Report on Suspected Fraud:
The Report on Suspected Fraud for call related data related to GSM CS Services from Roaming Subscribers is a summary on suspected or detected fraudulent use of the VPMN’s Services. The implementation of the Report on Suspected Fraud, in terms of format and contents, shall be in accordance with FF.04 unless otherwise agreed between the parties. The report shall be produced in the standard format for each roaming subscriber who meets the HPMN Operator’s criteria for suspected fraud.
The Report on Suspected Fraud for GPRS Services from Roaming Subscribers is a summary report on suspected or detected fraudulent use of the VPMN’s GPRS Services.
For each HPMN Subscriber who meets the HPMN Operator’s criteria for suspected fraud the report shall contain the following packet switched related information:
-	IMSI of the HPMN’s Subscriber

-	Date of observation

-	Number of sessions

-	Total sessions duration

-	Volume of data sent

-	Total Charge in SDRs
The Report on Suspected Fraud for SMS related data is a summary on suspected or detected fraudulent use of the APMN’s Services. For each HPMN’s Subscriber who meets the HPMN Operator’s criteria for suspected fraud the report shall contain the following information:
-	IMSI of the HPMN’s Subscriber

-	No. of SMS

-	Total Charge in SDRs

-	Date of observation (Date of the first and last SMS, if observation period does not relate to a single date)
Both Parties recognise that the information to be exchanged may be limited by the Data Protection regulations that are further detailed in Annex I.6.1.
In the event that one Party has a query concerning fraud, then the other Parties Inter Operator Contact Point for combating fraudulent use should be contacted.
Both Parties shall make their best efforts to implement interchange of TAP records via Electronic Data Transfer on a daily basis as early as possible.
1.2.3 Liability for non-compliance of Fraud Prevention Procedure
If the VPMN or APMN does not send the Report on Suspected Fraud within the time scale defined in Article 1.2.1, the HPMN is not obliged to pay any fraudulent calls made during the time period between the established dead-line and the date of receipt of the call data records by any IMSI that should have

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been detected and reported to the HPMN by the VPMN in the Report on Suspected Fraud according to Article 1.2.1. In every case this time period is limited to 30 days after the established deadline.
Any claims made as a result of the late sending of Reports on Suspected Fraud shall be referred to the Operations Council.

DATE: ___/___/___	DATE: ___/___/___

APPROVED BY:	APPROVED BY:

GSM Association
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ANNEX C.8 ACCESS TO IP CAPABILITIES
Access to IP capabilities and/or applications of each individual operator shall be defined as follows:

DATE: ___/___/___	DATE: ___/___/___

APPROVED BY:	APPROVED BY:

GSM Association
Permanent Reference Document: AA.13	Restricted — Confidential Information
ANNEX C.9 MARKET EXCEPTIONS
Both Parties acknowledge that there are situations where loading exceptions are desired. The Parties agree that all such exceptions will be provided by the HPMN, in writing, to the VPMN. Both parties agree to make commercially reasonable efforts to implement the necessary network changes to restrict the HPMN’s IMSI ranges in (a) specific geographic area(s) of the VPMN’s coverage area.

DATE: ___/___/___	DATE: ___/___/___

APPROVED BY:	APPROVED BY:

Exhibit 3 — Existing Roaming/Handover Agreements
     1. Roaming Agreements for GSM/GPRS between AT&T Wireless Services, Inc. and American Cellular Corporation, dated July 11, 2003.
     2. Roaming Agreement for GSM/GPRS between AT&T Wireless Services, Inc. and Dobson Cellular Systems, Inc., dated July 11, 2003.
     3. Second Amended and Restated TDMA Operating Agreement between AT&T Wireless Services, Inc., on behalf of itself and its Affiliates, and ACC Acquisition LLC and American Cellular Corporation and their respective Affiliates, dated July 11, 2003.
     4. DMA Operating Agreement between AT&T Wireless Services, Inc., on behalf of itself and its Affiliates, and Dobson Cellular Systems, Inc., on behalf of itself and its Affiliates, dated January 16, 1998, as amended by various addenda.
     5. Intercarrier Multi-Standard Roaming Agreement between Cingular Wireless LLC, on behalf of itself and its Affiliates, and Dobson Cellular Systems, Inc. on behalf of itself and its Affiliates, dated January 25, 2002.
     6. Intercarrier Roamer Services Agreement by and between RFB Cellular, Inc. (assumed by Dobson Cellular Systems, Inc) and Bakersfield Cellular Telephone (assumed by AT&T Wireless Services) dated March 13, 1992.
     7. Intercarrier Roaming Agreement by and between Cellular One of Southwest Florida (assumed by AT&T Wireless Services) and RFB Cellular, Inc. (assumed by Dobson Cellular Services, Inc.) dated July 23, 1992 as amended by Amendment dated October 8, 1993
     8. Intercarrier Roamer Service Agreement by and between AT&T Wireless Services, Inc. and RFB Cellular, Inc. (assumed by Dobson Cellular Systems, Inc.) July 30, 2003, as amended by various addenda.
     9. Intercarrier Roamer Service Agreement by and between Cingular Wireless, LLC and RFB Cellular, Inc (assumed by Dobson Cellular Systems, Inc.) dated April 16, 2002, as amended by various addenda.

Exhibit 4 — Roaming Core Enablement Network Feature List
*
* Confidential information has been omitted and filed separately with the SEC (4 pages).

Exhibit 5 — Current Build out Commitments
*
* Confidential information has been omitted and filed separately with the SEC.

Exhibit 6 — List of Sites that Cingular has the Right to Build
*
* Confidential information has been omitted and filed separately with the SEC (3 pages).

Exhibit 7 — Network Performance Standards, Design Parameters and Quality Metrics
*
* Confidential information has been omitted and filed separately with the SEC (7 pages).

Exhibit 8 — Reserved

Exhibit 9 — Intersystem Handover Policies
*
* Confidential information has been omitted and filed separately with the SEC (3 pages).

Exhibit 10 — In-Process Inter-System Handovers
*
* Confidential information has been omitted and filed separately with the SEC.

Exhibit 11 — List of Sites for Additional Inter-System Handovers
*
* Confidential information has been omitted and filed separately with the SEC (2 pages).

Exhibit 12 — Points of Contact for Operations Council
*
* Confidential information has been omitted and filed separately with the SEC.

Schedule A.1 — Cingular Total Markets

MSA/RSA	Market Name	State	Preference
	CHICAGO	IL	*
	BUFFALO	NY	*
	BOSTON	MA	*
	DETROIT	MI	*
	WASHINGTON	DC	*
	CINCINNATI	OH	*
	INDIANAPOLIS	IN	*
	MINNEAPOLIS	MN	*
	MIAMI	FL	*
	NEW YORK	NY	*
	LOS ANGELES	CA	*
	PHILADELPHIA	PA	*
	SAN FRANCISCO	CA	*
	DALLAS	TX	*
	ATLANTA	GA	*
	HOUSTON	TX	*
	NEW ORLEANS	LA	*
	MIAMI	FL	*
	DALLAS	TX	*
	PITTSBURGH	PA	*
	SAN DIEGO	CA	*
	MILWAUKEE	WI	*
	DENVER	CO	*
	SAINT LOUIS	MO	*
	SEATTLE	WA	*
	KANSAS CITY	MO	*
	PORTLAND	OR	*
	MEMPHIS	TN	*
	ALBANY	NY	*
	ORLANDO	FL	*
	WICHITA	KS	*
	JACKSONVILLE	FL	*
	LOUISVILLE	KY	*
	SYRACUSE	NY	*
	MOBILE	AL	*
	HARTFORD	CT	*
	SALT LAKE CITY	UT	*
	BIRMINGHAM	AL	*
	ALLENTOWN	PA	*
	BATON ROUGE	LA	*
	AUSTIN	TX	*
	TULSA	OK	*
	ROCHESTER	NY	*
	NASHVILLE	TN	*
	SAN ANTONIO	TX	*
	SALEM	NJ	*
	SACRAMENTO	CA	*
* Confidential information has been omitted and filed separately with the SEC.

MSA/RSA	Market Name	State	Preference
	DAYTON	OH	*
	JACKSONVILLE	FL	*
	COLUMBUS	OH	*
	OKLAHOMA CITY	OK	*
	CHATTANOOGA	TN	*
	SAN ANTONIO	TX	*
	FRESNO	CA	*
	HARRISBURG	PA	*
	JACKSON	MS	*
	AUSTIN	TX	*
	HONOLULU	HI	*
	OKLAHOMA CITY	OK	*
	MONMOUTH	NJ	*
	ORLANDO	FL	*
	BAKERSFIELD	CA	*
	CORPUS CHRISTI	TX	*
	CORPUS CHRISTI	TX	*
	EVANSVILLE	IN	*
	HUNTSVILLE	AL	*
	LEXINGTON	KY	*
	MADISON	WI	*
	LAS VEGAS	NV	*
	LITTLE ROCK	AR	*
	SAN JUAN	PR	*
	SHREVEPORT	LA	*
	SPOKANE	WA	*
	STOCKTON	CA	*
	UTICA	NY	*
	ATLANTIC CITY	NJ	*
	HARLINGEN/BROWNSVILLE	TX	*
	BOISE	ID	*
	BRYAN	TX	*
	CHARLESTON	WV	*
	DAYTONA	FL	*
	CHICO	CA	*
	DAYTONA BEACH	FL	*
	FLORENCE	AL	*
	FORT SMITH	AR	*
	FORT WALTON BEACH	FL	*
	GALVESTON	TX	*
	LAKE CHARLES	LA	*
	LAREDO	TX	*
	KILLEEN/TEMPLE	TX	*
	LAFAYETTE	LA	*
	LAREDO	TX	*
	LUBBOCK	TX	*
	LAWTON	OK	*
	MACON	GA	*
	MONROE	LA	*
	MELBOURNE	FL	*
	PORTLAND	ME	*
	DOVER	NH	*
	REDDING	CA	*
	RENO	NV	*
* Confidential information has been omitted and filed separately with the SEC.

2

MSA/RSA	Market Name	State	Preference
	MONTEREY	CA	*
	SANTA BARBARA	CA	*
	SPRINGFIELD	IL	*
	SPRINGFIELD	MO	*
	MERCER	NJ	*
	TYLER	TX	*
	VINELAND	NJ	*
	WACO	TX	*
	WICHITA FALLS	TX	*
	FAYETTEVILLE	AR	*
	MONROEVILLE	AL	*
	ATWATER	CA	*
	LITCHFIELD COUNTY	CT	*
	HAMILTON	FL	*
	WORTH	GA	*
	MAUI	HI	*
	BIG ISLAND	HI	*
	COEUR D ALENE	ID	*
	COLUMBUS	IN	*
	PIKEVILLE	KY	*
	ELLSWORTH	ME	*
	TUPELO	MS	*
	HUNDTERDON CITY	NJ	*
	OCEAN CITY	NJ	*
	WATERTOWN	NY	*
	ITHACA	NY	*
	HOOD RIVER	OR	*
	WAYNE COUNTY	PA	*
	UNION	PA	*
	FAYETTEVILLE	TN	*
	LUFKIN	TX	*
	LUFKIN	TX	*
	HUNTSVILLE	TX	*
	BEEVILLE	TX	*
	LOGAN	WV	*
	PUERTO RICO	PR	*
	SAINT THOMAS	VI	*
	PIKEVILLE	TN	*
	FT MEYERS	FL	*
	LAKE ISABELLA	CA	*
	DE QUEEN	AR	*
	LAKE COUNTY	FL	*
	INTERNATIONAL	FL	*
	ATLANTA	GA	*
	BOSTON	MA	*
	BUFFALO	NY	*
	CHARLOTTE	NC	*
	CHICAGO	IL	*
	CINCINNATI	OH	*
	CLEVELAND	OH	*
	CLEVELAND	OH	*
	COLUMBUS	OH	*
	DETROIT	MI	*
	EL PASO	TX	*
* Confidential information has been omitted and filed separately with the SEC.

3

MSA/RSA	Market Name	State	Preference
	HOUSTON	TX	*
	INDIANAPOLIS	IN	*
	KNOXVILLE	TN	*
	LOS ANGELES	CA	*
	EVANSVILLE	IN	*
	OMAHA	NE	*
	PHILADELPHIA	PA	*
	PHOENIX	AZ	*
	SAN JUAN	PR	*
	SAN FRANCISCO	CA	*
	ST. LOUIS	MO	*
	TULSA	OK	*
	WASHINGTON	DC	*
	WICHITA	KS	*
	CHARLOTTE	NC	*
	NEW ENGLAND	MA	*
	RICHMOND	VA	*
	NORFOLK	VA	*
	ANNISTON	AL	*
	BILOXI	MS	*
	BIRMINGHAM	AL	*
	COLUMBUS	GA	*
	DECATUR	AL	*
	DES MOINES	IA	*
	FT. PIERCE	FL	*
	GADSDEN	AL	*
	HUNTSVILLE	AL	*
	JOPLIN	MO	*
	LAGRANGE	GA	*
	LONGVIEW/MARSHALL	TX	*
	MILWAUKEE	WI	*
	PANAMA CITY	FL	*
	CAYMAN ISLANDS	UN	*
	SHREVEPORT	LA	*
	SPRINGFIELD	MO	*
	TEMPLE / KILLEEN	TX	*
	TUSCALOOSA	AL	*
	TYLER	TX	*
	WACO	TX	*
	ALBANY-TIFTON	GA	*
	ALEXANDRIA	LA	*
	BILOXI	MS	*
	BOWLING GREEN	KY	*
	COLUMBUS	MS	*
	DOTHAN	AL	*
	FLORENCE	AL	*
	FT MYERS	FL	*
	FT. WALTON BCH	FL	*
	GADSDEN	AL	*
	GAINESVILLE	FL	*
	GREENVILLE	MS	*
	HATTIESBURG	MS	*
	HATTIESBURG	MS	*
	HOUMA	LA	*
* Confidential information has been omitted and filed separately with the SEC.

4

MSA/RSA	Market Name	State	Preference
	KANSAS CITY	MO	*
	LAKE CHARLES	LA	*
	WINTERHAVEN	FL	*
	LAUREL	MS	*
	LITTLE ROCK	AR	*
	LOUISVILLE	KY	*
	BROOKHAVEN	MS	*
	MCCOMB	MS	*
	MEMPHIS	TN	*
	MOBILE	AL	*
	MONROE	LA	*
	MONTGOMERY	AL	*
	MONTGOMERY	AL	*
	NAPLES	FL	*
	NATCHEZ	MS	*
	CONNECTICUT	CT	*
	SUSSEX COUNTY	NJ	*
	NEW ORLEANS	LA	*
	OCALA	FL	*
	AUBURN	AL	*
	PENSACOLA	FL	*
	PITTSBURG	KS	*
	SARASOTA	FL	*
	SELMA	AL	*
	SELMA	AL	*
	TALLAHASSEE	FL	*
	TAMPA	FL	*
	VALDOSTA	GA	*
	WAYCROSS	GA	*
	GLENRIDGE	GA	*
	WAVERLY	TN	*
	PARKERSBURG	WV	*
	CHILLICOTHE	OH	*
	ATHENS	OH	*
	CLAY	KY	*
	SHELBYVILLE	KY	*
	MARINGOUIN	LA	*
	LA PLACE	LA	*
	CONVENT	LA	*
	BELLE CHASE	LA	*
	SEDALIA	MO	*
	AUSTIN	MN	*
	KIRKLAND	WA	*
	FREEMONT	MO	*
	LAREDO	TX	*
	JASPER	IN	*
	DESOTO COUNTY	MS	*
	CHEROKEE	TX	*
	WILSON	TX	*
	BURLESON / AUSTIN	TX	*
	STONE	AR	*
	INDEPENDENCE	AR	*
	FORREST CITY	AR	*
	WHITE	AR	*
* Confidential information has been omitted and filed separately with the SEC.

5

MSA/RSA	Market Name	State	Preference
	PROVIDENCE	RI	*
	BRISTOL COUNTY	MA	*
	CORYDON	IN	*
	SPRINGFIELD	IL	*
	DECATUR	IL	*
	MIDLAND	TX	*
	CHAMPAIGN	IL	*
	SPRINGFIELD	MA	*
	BINGHAMTON	NY	*
	ABILENE	TX	*
	ELMIRA	NY	*
	AMARILLO	TX	*
	NAPA/VALLEJO	CA	*
	SANTA CRUZ	CA	*
	PENSACOLA	FL	*
	GAINESVILLE	TX	*
	GREENVILLE	TX	*
	BLOOMINGTON	IL	*
	ACADIANA	LA	*
	HAMMOND	LA	*
	JOHNSTOWN	PA	*
	FULTON	MO	*
	WHEELING	WV	*
	OCALA	FL	*
	OXNARD	CA	*
	JOPLIN	MO	*
	MONET	MO	*
	MONET	MO	*
	NE PENNSYLVANIA	PA	*
	CORVALLIS	OR	*
	COLUMBIA	MO	*
	NAPLES	FL	*
	CHANDLER	OK	*
	CORSICANA	TX	*
	ELDON / JEFFERSON CITY	MO	*
	GUNTERSVILLE	AL	*
	COLUMBIA	TN	*
	DECATUR	AL	*
	ARDMORE	OK	*
	FLORIDA KEYS	FL	*
	DILLEY	TX	*
	SAINT JOSEPH	MO	*
	TOPEKA	KS	*
	PLEASANTON	TX	*
	MIDWAY/THREE RIVERS	TX	*
	CLEVELEND	TN	*
	VICKSBURG	MS	*
	ROSATI / ROLLA	MO	*
	YAKIMA	WA	*
	TRI CITIES	WA	*
	MOSES LAKE	WA	*
	ROCHESTER	MN	*
	ST. CLOUD	MN	*
	SIERRA	CA	*
     * Confidential information has been omitted and filed separately with the SEC.

6

MSA/RSA	Market Name	State	Preference
	EL DORADO	CA	*
	LONGVIEW	WA	*
	MADERA	CA	*
	NEWBERG	OR	*
	BROOKSVILLE	FL	*
	BUFFALO	TX	*
	CALHOUN	GA	*
	GAINESVILLE	GA	*
	ROME	GA	*
	MADISON	GA	*
	BREMAN	GA	*
	KEY WEST	FL	*
	RANGER	TX	*
	KENT COUNTY	DE	*
	BUTLER	MO	*
	VERO BEACH	FL	*
	FLORESVILLE	TX	*
	TAMPA	FL	*
	GAINESVILLE	TX	*
	THE DALLES	OR	*
	PORT CHARLOTTE	FL	*
	JACKSON	TN	*
	ASHLAND	KY	*
	SEBASTIAN	FL	*
	WEIRTON/STEUBENVILLE	WV	*
	MILLEDGEVILLE	GA	*
	ANDERSON	IN	*
	BLOOMINGTON	IN	*
	LAFAYETTE	IN	*
	MUNCIE	IN	*
	FREDERICKSBURG	VA	*
	RICHMOND	KY	*
	TERRA HAUTE	IN	*
	FLAGLER	FL	*
	MARTINSBURG	WV	*
	GRIFFIN	GA	*
	WINCHESTER	VA	*
	FORSYTH	GA	*
	TAPPAHANNOCK	VA	*
	SALISBURY	MD	*
	FRANKFORT	KY	*
	BIRMINGHAM	AL	*
	TALLADAGA	AL	*
	OWENSBORO	KY	*
	PARK CITY	UT	*
	RIVIERA	TX	*
	CRAWFORDSVILLE	IN	*
	LINCOLN	IL	*
	ELMORE	ID	*
	NEW MILFORD	PA	*
	PORTSMOUTH	ME	*
	ASTORIA	OR	*
	BLOOMSDALE	MO	*
	VERO BEACH	FL	*
     * Confidential information has been omitted and filed separately with the SEC.

7

MSA/RSA	Market Name	State	Preference
	BEEVILLE	TX	*
	RAYMONDVILLE	TX	*
	VINCENNES	IN	*
	UVALDE	TX	*
	CAPE GIRARDEAU	MO	*
	LEAVENWORTH	KS	*
	LONGVIEW	TX	*
	TEXARKANA	TX	*
	PALATKA	FL	*
	DEPOSIT	NY	*
	MONAHANS	TX	*
	RAMAH	LA	*
	SIKESTON	MO	*
	MENDENHALL	MS	*
	FOREST	MS	*
	SALEM	IL	*
	JACKSONVILLE	IL	*
	RUSTON	LA	*
	GA RSA 4A1	GA	*
	GA RSA 2B2	GA	*
	SCOTTSBORO	AL	*
	LAWRENCE	KS	*
	GLEN ROSE	TX	*
	ATHENS	GA	*
	SHERMAN/DENISON	TX	*
	GRENADA	MS	*
	SAVANNAH	TN	*
	MERIDIAN	MS	*
	KINGSVILLE	TX	*
	MT. STERLING	KY	*
	MADISONVILLE	KY	*
	HOLLY SPRINGS	MS	*
	COLORADO SPRINGS	CO	*
	FORT COLLINS	CO	*
	HICKMAN	TN	*
	GREELEY	CO	*
	ALTOONA	PA	*
	MEADE	KY	*
	RIPLEY	TN	*
	PINE BLUFF	AR	*
	POPE	AR	*
	VICTORIA	TX	*
	CLEWISTON	FL	*
	SENATOBIA	MS	*
	WAYCROSS	GA	*
	PLAQUEMINE	LA	*
	CYNTHIANA	KY	*
	EL DORADO	AR	*
	HUGO	OK	*
	BOLIVAR	MO	*
	TUNICA	MS	*
	CHEHALIS	WA	*
	CLARKSVILLE	TN	*
	WILLIAMSPORT	PA	*
     * Confidential information has been omitted and filed separately with the SEC.

8

MSA/RSA	Market Name	State	Preference
	SARASOTA	FL	*
	MELBOURNE	FL	*
	RSA MS4	MS	*
	BRADENTON	FL	*
	CARSON CITY	NV	*
	MODESTO	CA	*
	MODESTO	CA	*
	TEHAMA	CA	*
	YUBA CITY	CA	*
	VISALIA	CA	*
	VISALIA	CA	*
	MEDFORD	OR	*
	SALEM	OR	*
	PROVO	UT	*
	BREMERTON	WA	*
	OLYMPIA	WA	*
	BELLINGHAM	WA	*
	SAN BENITO	CA	*
	GREENSBURG	IN	*
	PADUCAH	KY	*
	STILLWATER	OK	*
	WINFIELD	AL	*
	HARRISON	AR	*
	CLARKSVILLE	AR	*
	SEBRING	FL	*
	SOMERSET	PA	*
	JEFFERSON	FL	*
	VAIL	CO	*
	MADRAS	OR	*
	VICTORIA	TX	*
	LAKE OF THE OZARKS	MO	*
	HOUSTON (RESELLER)	TX	*
	AUSTIN (RESELLER)	TX	*
	HOT SPRINGS	AR	*
	JONESBORO	AR	*
	GAINESVILLE	FL	*
	TALLAHASSEE	FL	*
	CALHOUN	FL	*
	MARIANNA	FL	*
	CLINTON	LA	*
	ANDERSON	SC	*
	ASHEVILLE	NC	*
	BURLINGTON	NC	*
	CHARLESTON	SC	*
	COLUMBIA	SC	*
	FAYETTEVILLE	NC	*
	FLORENCE	SC	*
	GOLDSBORO	NC	*
	GREENSBORO	NC	*
	GREENVILLE	NC	*
	GREENVILLE	SC	*
	GREENWOOD	SC	*
	HICKORY	NC	*
	JACKSONVILLE	NC	*
     * Confidential information has been omitted and filed separately with the SEC.

9

MSA/RSA	Market Name	State	Preference
	TRI-CITIES	TN	*
	MIDDLESBORO	KY	*
	MYRTLE BEACH	SC	*
	NEW BERN	NC	*
	ORANGEBURG	SC	*
	RALEIGH	NC	*
	ROANOKE RAPIDS	NC	*
	ROCKY MOUNT	NC	*
	SUMTER	SC	*
	WILMINGTON	NC	*
	GREENSBORO	NC	*
	ROCK HILL	SC	*
	SACRAMENTO	CA	*
	SAN DIEGO	CA	*
	LAS VEGAS	NV	*
	THOMASVILLE	GA	*
	RALEIGH/DURHAM	NC	*
	AUGUSTA	GA	*
	BRUNSWICK	GA	*
	SAVANNAH	GA	*
	FREDERICKSBURG	VA	*
	ROANOKE	VA	*
	CHARLOTTESVILLE	VA	*
	BAKERSFIELD	CA	*
	FRESNO	CA	*
	RENO	NV	*
	CLARKSVILLE	TN	*
	GREENVILLE/GREENWOOD	MS	*
	JACKSON	MS	*
	MERIDIAN	MS	*
	NATCHEZ	MS	*
	VICKSBURG	MS	*
	STAUNTON	VA	*
	ME COUNTY	MS	*
	NASHVILLE	TN	*
	CHATTANOOGA	TN	*
	CARROLLTON	GA	*
	DALTON	GA	*
	KNOXVILLE	TN	*
	LEXINGTON	KY	*
	CLEVELAND	TN	*
	LYNCHBURG	VA	*
	DANVILLE	VA	*
	MARTINSVILLE	VA	*
	HARRISONBURG	VA	*
	WINCHESTER	VA	*
	MANCHESTER	NH	*
	COLUMBIA	MO	*
	JACKSON	TN	*
	CAPE GIRARDEAU	MO	*
	FAYETTEVILLE	AR	*
	LAKE CHARLES	LA	*
	LAFAYETTE	LA	*
	BATON ROUGE	LA	*
     * Confidential information has been omitted and filed separately with the SEC.

10

MSA/RSA	Market Name	State	Preference
	BEAUMONT	TX	*
	EVANSVILLE	IN	*
	PADUCAH	KY	*
	JONESBORO	AR	*
	JONESBORO	AR	*
	PINE BLUFF	AR	*
	FORT SMITH	AR	*
	HORRY COUNTY	SC	*
	SUMTER COUNTY	SC	*
	CHRISTIAN CO	KY	*
	NYC METRO	NY	*
	NJ METRO	NY	*
	CARBONDALE	IL	*
	CONCORD	NC	*
	ROCK HILL	SC	*
	NYC OUTER	NY	*
	LONG ISLAND	NY	*
	HEATH SPRINGS	SC	*
	SHALLOTTE	NC	*
	HIGH POINT	NC	*
	LAURENS	SC	*
	MADISON	WI	*
	APPLETON	WI	*
	OXFORD	MS	*
	GREEN BAY	WI	*
	ESCANABA/MARQUETTE	WI	*
	DES MOINES	IA	*
	AMES	IA	*
	PEARL RIVER COUNTY	MS	*
	DAVENPORT	IA	*
	VIRGIN ISLANDS	PR	*
	SPOKANE	WA	*
	SAN BORNTON	NH	*
	WARNER / W LEBAN	NH	*
	ENID	OK	*
	BEAUMONT	TX	*
	Anchorage	AK	*
	Honolulu	HI	*
	Paris	TX	*
	Franklin	TX	*
	Wichita Falls	TX	*
	Altoona	PA	*
	Appleton	WI	*
	Manitowoc	WI	*
	Dubois	PA	*
	Eau Claire	WI	*
	Waupaca	WI	*
	Green Bay	WI	*
	Indiana	PA	*
	Johnstown	PA	*
	Kalamazoo	MI	*
	La Crosse	WI	*
	Lansing	MI	*
	Mt Pleasant	MI	*
     * Confidential information has been omitted and filed separately with the SEC.

11

MSA/RSA	Market Name	State	Preference
	Morgantown	WV	*
	Marquette	MI	*
	Newcastle	PA	*
	Traverse City	MI	*
	Oil City	PA	*
	Newark	OH	*
	Portsmouth	OH	*
	Plattesville	WI	*
	Parkersburg	WV	*
	Wausau	WI	*
	Saginaw	MI	*
	Steubenville	OH	*
	Stevens Point	WI	*
	Toledo	OH	*
	Houghton	MI	*
	Wheeling	WV	*
	Pittsburgh	PA	*
	Aberdeen	SD	*
	Lincoln	NE	*
	Bismarck	ND	*
	Des Moines	IA	*
	Fergus Falls	MN	*
	Grand Island	NE	*
	Hastings	NE	*
	Iowa City	IA	*
	McCook	NE	*
	Minneapolis	MN	*
	Mankato	MN	*
	Minot	ND	*
	Norfolk	NE	*
	North Platte	NE	*
	Omaha	NE	*
	Rochester	MN	*
	Rapid City	SD	*
	Sioux City	IA	*
	St Cloud	MN	*
	Sioux Falls	SD	*
	Watertown	MN	*
	Watertown	SD	*
	Carbondale	IL	*
	Charleston	IL	*
	Michigan City	IN	*
	Peoria	IL	*
	Rockford	IL	*
	Fairfield	IL	*
	Mount Vernon	IL	*
	Pinckneyville	IL	*
	Albuquerque	NM	*
	Billings	MT	*
	Butte	MT	*
	Cheyenne	WY	*
	Clovis	NM	*
	Denver	CO	*
	Farmington	CO	*
     * Confidential information has been omitted and filed separately with the SEC.

12

MSA/RSA	Market Name	State	Preference
	Grand Junction	CO	*
	Gallup	NM	*
	Greeley	CO	*
	Great Falls	MT	*
	Helena	MT	*
	Kalispell	MT	*
	Larimer	CO	*
	Logan	UT	*
	Missoula	MT	*
	Phoenix	AZ	*
	Provo	UT	*
	Pueblo	CO	*
	Roswell	NM	*
	Santa Fe	NM	*
	Goodland	KS	*
	Salt Lake City	UT	*
	Tucson	AZ	*
	Hutchinson	KS	*
	Garden City	KS	*
	Bend	OR	*
	Caldwell	ID	*
	Boise	ID	*
	Eugene	OR	*
	Hood River	OR	*
	Longview	WA	*
	Madras	OR	*
	Medford	OR	*
	Portland	OR	*
	Roseburg	OR	*
	Salem	OR	*
	Mayville	NY	*
	Batavia	NY	*
	Lawton	OK	*
	Arapaho	OK	*
	Chickasha	OK	*
	Bellingham	WA	*
	Bremerton	WA	*
	Heppner	OR	*
	Olympia	WA	*
	Carson City	NV	*
	Santa Barbara	CA	*
	Santa Rosa	CA	*
	Visalia	CA	*
	Walla Walla	WA	*
	Bangor	ME	*
	Lincoln	ME	*
	Augusta	ME	*
	Dover	ME	*
	Portland	ME	*
	Alfred	ME	*
	Donaphin	MO	*
	Palmyra	MO	*
	Osceola	MO	*
	Maryville	MO	*
     * Confidential information has been omitted and filed separately with the SEC.

13

MSA/RSA	Market Name	State	Preference
	Mexico	MO	*
	Wewoka	OK	*
	Charleston	WV	*
	Greenbrier	WV	*
	Harrisonburg	VA	*
	Lewiston	WV	*
	Norfolk	VA	*
	Richmond	VA	*
	Harrisville	WV	*
	Roanoke	VA	*
	Staunton	VA	*
	Frederick	MD	*
	El Paso	TX	*
	Lovington	NM	*
	Las Cruces	NM	*
	San Angelo	TX	*
	Plainview	TX	*
	Elizabethtown	KY	*
	Paris	TN	*
	Manchester	TN	*
	Benton	TN	*
	Altamont	TN	*
	Ft Payne	AL	*
	Clanton	AL	*
	Cullman	AL	*
	Harrodsburg	KY	*
	Newnan	GA	*
	Woodbine	GA	*
	Dekalb	MS	*
	Glasgow	KY	*
	Bushnell	FL	*
	Lake City	FL	*
	Orange Springs	FL	*
	London	KY	*
	Somerset	KY	*
	Bradenton	FL	*
	Inverness	FL	*
	Venice	FL	*
	Clarksdale	MS	*
	Belzoni	MS	*
	Louisville	MS	*
	Poplarville	MS	*
	Laurel	MS	*
	Woodville	MS	*
	Yanceyville	NC	*
	Celina	TN	*
	Dadeville	AL	*
	Linden	AL	*
	Ft. Wayne	IN	*
	Marion	IN	*
	South Bend	IN	*
	Yazoo City	MS	*
	Magnolia	AR	*
	Texarkana	AR	*
     * Confidential information has been omitted and filed separately with the SEC.

14

MSA/RSA	Market Name	State	Preference
	Port Lavaca	TX	*
	Lancaster	NH	*
	North Havervill	NH	*
	Keene	NH	*
	Comanche	TX	*
	HARRISBURG / HARLEY	PA	*
	BRANSON	MO	*
	RICHMOND	IN	*
	TIPTON	IN	*
	SIOUX CITY	IA	*
	CASS COUNTY	ND	*
	I-10 / KERRVILLE	TX	*
	HWY 101 / KEENE	NH	*
	DANVILLE	IL	*
	WEST PLAINS	MO	*
	TEXARKANA	TX	*
	MARION	OH	*
	POPE	AR	*
	COOKEVILLE	TN	*
	CORBIN	KY	*
	MADISONVILLE	KY	*
	LAGRANGE	GA	*
	OPELIKA/AUBURN	AL	*
	OWENSBORO	KY	*
	ROME	GA	*
	SOMERSET	KY	*
	SEATTLE	WA	*
	COFFEYVILLE	KS	*
	HOUMA	LA	*
	COVINGTON	KY	*
	DEL RIO	TX	*
	MCALLEN	TX	*
	MAVERICK	TX	*
	KINNEY	TX	*
	LAREDO BORDER	TX	*
	RIO GRANDE CITY	TX	*
	BRIDGEPORT	CT	*
	EAGLE PASS	TX	*
	ZAPATA CO	TX	*
	PROGRESSO	TX	*
	HARLINGEN	TX	*
	PULLMAN	WA	*
	Seattle	WA	*
	Bellingham	WA	*
	Bremerton	WA	*
	Olympia	WA	*
	Spokane	WA	*
	Yakima	WA	*
	Coeur d’Alene	ID	*
	Boise	ID	*
	Elmore	ID	*
	Las Vegas	NV	*
	Reno	NV	*
	Carson City	NV	*
     * Confidential information has been omitted and filed separately with the SEC.

15

MSA/RSA	Market Name	State	Preference
	Phoenix/Yuma	AZ	*
	Portland	OR	*
	Medford	OR	*
	Salem	OR	*
	Hood River	OR	*
	Detroit/Lansing/ Grand Rapids	MI	*
	Indianapolis	IN	*
	St. Louis	MO	*
	Kansas City	MO	*
	Chicago	IL	*
	Miami	FL	*
	Orlando	FL	*
	Ocala	FL	*
	Brooksville	FL	*
	Melbourne	FL	*
	Pensacola	FL	*
	Tampa	FL	*
	Merced/Madera	CA	*
	San Diego	CA	*
	Sacramento	CA	*
	Yuba City	CA	*
	Visalia	CA	*
	Redding	CA	*
	Santa Barbara	CA	*
	San Francisco	CA	*
	Los Angeles	CA	*
	Santa Rosa	CA	*
	Fresno	CA	*
	Denver	CO	*
	Fort Collins	CO	*
	Greeley	CO	*
	Hartford	CT	*
	Washington	DC	*
	Atlanta	GA	*
	Carrollton	GA	*
	La Grange	GA	*
	Honolulu	HI	*
	Maui	HI	*
	Big Island	HI	*
	Wichita	KS	*
	Louisville	KY	*
	Paducah	KY	*
	Shreveport	LA	*
	New Orleans	LA	*
	Ruston	LA	*
	Monroe	LA	*
	Boston	MA	*
	Portland	ME	*
	Ellsworth	ME	*
	Minneapolis	MN	*
	St. Cloud	MN	*
	Rochester	MN	*
	Charlotte	NC	*
	Raleigh	NC	*
     * Confidential information has been omitted and filed separately with the SEC.

16

MSA/RSA	Market Name	State	Preference
	Omaha	NE	*
	Hunterdon County	NJ	*
	Atlantic City	NJ	*
	Sussex County	NJ	*
	Buffalo/Rochester	NY	*
	Binghamton	NY	*
	New York City	NY	*
	Elmira	NY	*
	Columbus	OH	*
	Cleveland	OH	*
	Athens	OH	*
	Steubenville	OH	*
	Tulsa	OK	*
	Oklahoma City	OK	*
	Allentown	PA	*
	Harrisburg	PA	*
	Philadelphia	PA	*
	Johnstown	PA	*
	Pittsburgh	PA	*
	Williamsport	PA	*
	Altoona	PA	*
	Rock Hill	SC	*
	Dallas	TX	*
	San Antonio	TX	*
	Texarkana	TX	*
	Austin/Waco	TX	*
	Houston	TX	*
	Longview	TX	*
	NACOGDOCHES	TX	*
	Beaumont	TX	*
	Salt Lake City	UT	*
	Provo	UT	*
	Wheeling	WV	*
	Charleston	WV	*
	Albuquerque	NM	*
	El Paso	TX	*
	Evansville	IN	*
	Springfield	MO	*
	Columbia	MO	*
	Carbondale	IL	*
	Gainesville/Jackson/Wichita Falls	TX	*
	Sherman/Dennison	TX	*
	Tyler/Lufkin	TX	*
	LUFKIN	TX	*
	NE/Wayne	PA	*
	Oxnard/Ventura	CA	*
	Memphis	TN	*
	Nashville	TN	*
	Birmingham	AL	*
	Little Rock	AR	*
	Jonesboro	AR	*
	Jonesboro	AR	*
	Oxford	MS	*
	Pearl River County	MS	*
     * Confidential information has been omitted and filed separately with the SEC.

17

MSA/RSA	Market Name	State	Preference
	Jackson	MS	*
	Des Moines	IA	*
	Milwaukee	WI	*
	Puerto Rico	PR	*
	US Virgin Islands	VI	*
	Sierra	CA	*
	Bakersfield	CA	*
	Stockton/Modesto	CA	*
	Santa Cruz	CA	*
	Interstate 10	NM	*
	Interstate 15	UT	*
	Interstate 25	NM	*
	Interstate 40 W	AZ	*
	Interstate 40 E	NM	*
	Interstate 70	UT	*
	Interstate 76	CO	*
	Branson	MO	*
	Brinkley	AR	*
	Dardanelle	AR	*
	Heber Springs	AR	*
	Morrilton	AR	*
	Newport	AR	*
	Russellville	AR	*
	Searcy	AR	*
	Stuttgart	AR	*
	LAMAR	MO	*
	MONETT	MO	*
	BOWIE	TX	*
	GAINESVILLE	TX	*
	JACKSBORO	TX	*
	MINERAL WELLS	TX	*
	MYRA	TX	*
	OWENSBORO	KY	*
	NEW MILFORD	CT	*
	TORRINGTON	CT	*
	WATERTOWN	CT	*
	OKLAHOMA CITY	OK	*
	BLACKWELL	OK	*
	CHANDLER	OK	*
	CUSHING	OK	*
	MEDFORD	OK	*
	PERRY	OK	*
	PONCA CITY	OK	*
	STILLWATER	OK	*
	METROPOLIS	IL	*
	GRENADA	MS	*
     * Confidential information has been omitted and filed separately with the SEC.

18

Schedule A.2 — Dobson Total Markets

ACC or
MSA/RSA/BTA	State	Rate Category	Preference	Exclusive	DCS
Anchorage MSA	AK	Low Traffic	*	*	DCS
AK-1A	AK	Low Traffic	*	*	DCS
AK-2A	AK	Low Traffic	*	*	DCS
AK-3	AK	Low Traffic	*	*	DCS
AZ-1A	AZ	Rural	*	*	DCS
Alton MSA	IL	Rural	*	*	ACC
KS-5	KS	High Pop Mrkt	*	*	DCS
KY-4	KY	Rural	*	*	ACC
KY-5	KY	Rural	*	*	ACC
KY-6	KY	Rural	*	*	ACC
KY-8	KY	Rural	*	*	ACC
Cumberland MSA	MD	High Pop Mrkt	*	*	DCS
Hagerstown MSA	MD	High Pop Mrkt	*	*	DCS
MD-1	MD	High Pop Mrkt	*	*	DCS
MD-3	MD	High Pop Mrkt	*	*	DCS
Muskegon MSA	MI	Rural	*	*	DCS
MI-3	MI	Rural	*	*	DCS
MI-5	MI	Rural	*	*	DCS
MI-6	MI	Rural	*	*	DCS
MI-7	MI	Rural	*	*	DCS
MI-10	MI	Rural	*	*	DCS
MI-1	MI	Low Traffic	*	*	ACC
MI-2	MI	Low Traffic	*	*	DCS
MI-4	MI	Low Traffic	*	*	DCS
Duluth MSA	MN	Rural	*	*	ACC
MN-6	MN	Rural	*	*	ACC
MN-2A	MN	Low Traffic	*	*	ACC
MN-3	MN	Low Traffic	*	*	ACC
MN-4	MN	Low Traffic	*	*	ACC
MN-5	MN	Low Traffic	*	*	ACC
MO-1	MO	High Pop Mrkt	*	*	DCS
MO-4	MO	High Pop Mrkt	*	*	DCS
MO-2A	MO	Rural	*	*	DCS
MO-5A	MO	Rural	*	*	DCS
Orange County MSA	NY	High Pop Mrkt	*	*	ACC
Poughkeepsie MSA	NY	High Pop Mrkt	*	*	ACC
NY-3	NY	High Pop Mrkt	*	*	DCS
NY-5	NY	High Pop Mrkt	*	*	ACC
NY-6	NY	High Pop Mrkt	*	*	ACC
Youngstown MSA	OH	High Pop Mrkt	*	*	DCS
     * Confidential information has been omitted and filed separately with the SEC.

ACC or
MSA/RSA/BTA	State	Rate Category	Preference	Exclusive	DCS
OH-7	OH	High Pop Mrkt	*	*	ACC
OH-10A	OH	High Pop Mrkt	*	*	ACC
OH-11	OH	High Pop Mrkt	*	*	DCS
Enid MSA	OK	High Pop Mrkt	*	*	DCS
OK-2	OK	High Pop Mrkt	*	*	DCS
OK-5A	OK	High Pop Mrkt	*	*	DCS
OK-6	OK	High Pop Mrkt	*	*	DCS
OK-7A	OK	High Pop Mrkt	*	*	DCS
NE OK 1.9 (BTA)* (consists of counties Wachington, Nowata, Ottawa, Adair, Cherokee, Craig and Delaware)	OK	High Pop Mrkt	*	*	ACC
Erie MSA	PA	High Pop Mrkt	*	*	DCS
Sharon MSA	PA	High Pop Mrkt	*	*	DCS
PA-1	PA	High Pop Mrkt	*	*	DCS
PA-2	PA	High Pop Mrkt	*	*	DCS
PA-6	PA	High Pop Mrkt	*	*	DCS
PA-7	PA	High Pop Mrkt	*	*	DCS
PA-9	PA	High Pop Mrkt	*	*	ACC
PA-10A	PA	High Pop Mrkt	*	*	DCS
TX-9	TX	High Pop Mrkt	*	*	DCS
TX-10	TX	High Pop Mrkt	*	*	DCS
TX-16	TX	High Pop Mrkt	*	*	DCS
TX-2	TX	Low Traffic	*	*	DCS
Eau Claire MSA	WI	High Pop Mrkt	*	*	ACC
Wausau MSA	WI	High Pop Mrkt	*	*	ACC
WI-1	WI	Low Traffic	*	*	ACC
WI-2	WI	Low Traffic	*	*	ACC
WI-3	WI	Low Traffic	*	*	ACC
WI-4	WI	Low Traffic	*	*	ACC
WI-5A	WI	Low Traffic	*	*	ACC
WI-6A	WI	Low Traffic	*	*	ACC
WV-2	WV	Rural	*	*	ACC
WV-3	WV	Rural	*	*	ACC
     * Confidential information has been omitted and filed separately with the SEC.

2

Schedule B — Dobson Affiliates
Oklahoma Independent RSA 7 Partnership
Oklahoma Independent RSA 5 Partnership
Texas RSA 2 Limited Partnership
Alton CellTel Co Partnership
DCC PCS, Inc.
Dobson Operating Co., L.L.C.
Dobson Cellular Systems Inc.
Dobson JV Company

Schedule C.1 — ACC Article 4 Markets as of the Effective Date of the Agreement
Duluth MSA
MN-02A RSA
MN-03 RSA
MN-04 RSA
MN-05 RSA
MN-06 RSA
Wausau MSA
Eau Claire MSA
WI-01 RSA
WI-02 RSA
WI-03 RSA
WI-04 RSA
WI-05A RSA
WI-06A RSA
MI-01 RSA
OH-7 RSA
OH-10A RSA
WV-02 RSA
WV-03 RSA
PA-09 RSA
Poughkeepsie MSA
Orange County MSA
NY-05 RSA
NY-06 RSA
NE-OK 1.9 — Washington County, OK, Nowata County, OK, Ottawa County, OK, Adair County, OK, Cherokee
County, OK, Craig County, OK and Delaware County, OK.

Schedule C.2 — DCS Article 4 Markets as of the Effective Date of the Agreement
Cumberland MSA
Enid MSA
Hagerstown MSA
Anchorage MSA
AK-01A RSA
AK-02A RSA
AK-03 RSA
AZ-01A RSA
KS-05 RSA
MD-01 RSA
MD-03 RSA
MI-03 RSA
MI-10 RSA
MO-01 RSA
MO-02A RSA
MO-04 RSA
MO-05A RSA
OK-02 RSA
OK-05A RSA
OK-06 RSA
OK-07A RSA
PA-10A RSA
TX-02 RSA
TX-09 RSA
TX-10 RSA
TX-16 RSA
Erie MSA
Sharon MSA
Youngstown MSA
NY-03 RSA
OH-11 RSA
PA-01 RSA
PA-02 RSA
PA-06 RSA
PA-07 RSA

Schedule D.1 — Measured Market Map
*
     * Confidential information has been omitted and filed separately with the SEC.

Schedule D.2 — Cingular Measured Markets
*
     * Confidential information has been omitted and filed separately with the SEC.

Schedule E — Rates
*
* Confidential information has been omitted and filed separately with the SEC (3 pages).

Schedule F.1 — Cingular Pre-Existing Preference Obligations
*
     * Confidential information has been omitted and filed separately with the SEC.

Schedule F.2 — Dobson Pre-Existing Preference Obligations
*
     * Confidential information has been omitted and filed separately with the SEC.

Schedule G — Cingular Designated Entities
ABC Wireless, L.L.C.
AN Subsidiary, L.L.C.
Arnage Wireless, L.L.C.
Cascade Wireless, LLC
Edge Mobile L.L.C.
Indiana Acquisition, L.L.C.
Lewis and Clark Communications, L.L.C.
Lone Star Wireless, LLC
Meriwether Communications, L.L.C.
Panther Wireless, LLC
Royal Wireless, L.L.C.
Sabre Wireless, L.L.C.
Salmon PCS Licensee LLC
Skagit Wireless, L.L.C.
Southwest Wireless, L.L.C.
THC of Houston Inc.
THC of Melbourne Inc.
THC of Orlando Inc.
THC of San Diego Inc.
THC of Tampa Inc.
Von Donop Inlet PCS, L.L.C.
Wireless Acquisition, LLC
Zuma/Lubbock, Inc.
Zuma/Odessa, Inc.

ScheduleH.1 — BIDs and BSCs Associated with ACC Markets
[illustration]

Market	Associated BSC(s)	Associated BID
MN-O3 RSA	a, b, c	A
WI-01	p and q combined; r	B
WI-02	x	B
Orange Cty MSA	j, k, l, m, n	C
          Parameters for associating BSCs and BIDs with Markets: The parties will work together to align on BID/BSC/Market associations. In the event the parties are unable to agree each Party shall have the final decision over such association for such Party’s Markets, subject to the following requirements. In addition, when associations are completed or when such associations are amended, this Schedule will be amended to set forth the decisions of the Parties and thereafter will be incorporated and made a part of the Agreement.
•	BSC associations will be subject to change over time and the associations provided herein will be subject to change and adjustment over time pursuant to the process outlined herein. BIDs will change, if at all, only on a much less frequent basis.

•	Each party has final decision over associating BSCs and BIDs to its respective Markets

•	Markets will be identified as MSAs, RSAs or BTAs.

•	BSCs may be associated only to Markets in which they are located. A BSC contained in more than one Market will be associated solely with the Market providing the greatest amount of its traffic.

•	BIDs may only be associate with one or more Markets wholly or partially contained within the BID.

•	Cingular will only associate BSCs to Measured Markets, and will not associate BIDS to any Markets, as BIDs are not applicable to any of Cingular’s Markets.

•	The foregoing parameters will also apply to the preparation of Schedule H.2 and H.3.

Schedule H.2 — BIDs and BSCs Associated with DCS Markets
[See Schedule H.1]

ScheduleH.3 — BSCs Associated with Cingular Measured Markets
[see Schedule H.1]
[illustration]

Market	Associated BSC(s)
MN-O3 RSA	a, b, c
WI-01	p, q
WI-02	x
Orange Cty MSA	j, k, l, m, n
          Note: BIDs will not be associated with any Cingular Market or any Cingular Measured Market.